EXHIBIT 10.6

SUBCONTRACT PENDING NOVATION AND CONSENT
(PARENT TO SPINCO)
This Subcontract Pending Novation and Consent (Parent to Spinco) (together with the Exhibits hereto, this “Agreement”), is made as of the 16th day of August 2016, by and between Lockheed Martin Corporation, a Maryland corporation (“Parent”), and Abacus Innovations Corporation, a Delaware corporation (“Spinco”). Each of Parent and Spinco is sometimes referred to individually in this Agreement as a “Party” and collectively they are sometimes referred to as the “Parties.”
W I T N E S S E T H:
WHEREAS, Parent and Spinco are parties to that certain Separation Agreement dated as of January 26, 2016 (the “Separation Agreement”), pursuant to which, among other things, Parent has agreed to transfer, or to cause the Affiliated Transferors to transfer, to Spinco and the other Spinco Companies certain of the assets held, owned or used by Parent and the Affiliated Transferors to conduct the Spinco Business, and to assign certain liabilities associated with the Spinco Business to Spinco and the other Spinco Companies, and Spinco and the other Spinco Companies have agreed to receive such assets and assume such liabilities;
WHEREAS, the Separation Agreement provides for the separation of the Spinco Business from the remaining business of Parent and its Subsidiaries to create two independent companies, on the terms and conditions set forth in the Separation Agreement and the other Transaction Documents;
WHEREAS, Parent, Spinco, Leidos Holdings, Inc., a Delaware corporation (“RMT Parent”), and Lion Merger Co., a Delaware corporation and wholly owned Subsidiary of RMT Parent (“Merger Sub” and, together with Parent, Spinco and RMT Parent, the “Merger Agreement Parties”) are parties to that certain Agreement and Plan of Merger dated as of January 26, 2016 (the “Merger Agreement”), pursuant to which, immediately following the Distribution, the Merger Agreement Parties will effect the merger of Merger Sub with and into Spinco, with Spinco continuing as the surviving corporation upon the terms and subject to the conditions of the Merger Agreement;
WHEREAS, the Government Contracts identified on Exhibit A attached hereto (the “Subject Contracts”) will be assigned to Spinco, or to Spinco Companies designated in writing by Spinco, in connection with the Distribution, subject to Applicable Law;
WHEREAS, the Government Bids identified on Exhibit B attached hereto (the “Subject Bids”) will be assigned to Spinco, or to Spinco Companies designated in writing by Spinco, in connection with the Distribution, subject to Applicable Law, and upon the award or acceptance of such Government Bids, will become and be treated in all respects as Subject Contracts;
WHEREAS, pending the execution of novation agreements and receipt of any required consents for novation of the Subject Contracts to Spinco or the other Spinco Companies, Parent or the other Parent Companies shall remain party to the Subject Contracts; and

WHEREAS, the Parties desire to enter into this Agreement in connection with the Distribution to effect a subcontracting of the rights and obligations under the Subject Contracts to Spinco or to the other Spinco Companies, as applicable, pending novation of such Subject Contracts;
NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
Section 1.Definitions. Capitalized terms used in this Agreement but not defined herein shall have the meanings given to them in the Separation Agreement. Each of the following terms is defined in the Section set forth opposite such term:
Term    Section
AAA    19(a)
Agreement    Preamble
Arbitral Tribunal    19(d)
Damages    4(d)
Delaware Courts    20
Dispute    19(a)
Merger Agreement    Recitals
Merger Agreement Parties    Recitals
Merger Sub    Recitals
Parent    Preamble
Parties    Preamble
Party    Preamble
RMT Parent    Recitals
Rules    19(a)
Separation Agreement    Recitals
Spinco    Preamble
Subject Contracts    Recitals

Section 2.    Mutual Covenants. The Parties hereby mutually covenant and agree that, to the extent permitted by the Subject Contracts and Applicable Law:
(a)Parent hereby awards, and shall cause the other Parent Companies to award, this Agreement to Spinco, or the other Spinco Companies, for the performance of all of the obligations of the Parent Companies under the Subject Contracts, including all statements of work and task and delivery orders issued under the Subject Contracts, to the extent the Subject Contracts have not yet been fully performed by the Parent Companies, and the Spinco Companies hereby accept this award subject to the terms of this Agreement.
(b)Spinco shall, and shall cause the other Spinco Companies to, inure to all rights and benefits conferred or accruing under the Subject Contracts, including all payments to be made under the Subject Contracts, whether such rights and benefits are conferred or accrue before, on or after the date hereof; provided that Parent shall retain all payments received under the Subject Contracts prior to the date hereof.
(c)Parent shall, and shall cause other Parent Companies to, use reasonable best efforts to provide all notices and to obtain all consents and approvals needed from Governmental Authorities in connection with performance of this Agreement by the Parties and Spinco shall cooperate to obtain such consents and approvals as may be reasonably requested by Parent. To the extent such consents or approvals are not received, the Parties shall cooperate to reach and implement an alternative arrangement that will effect a full and equitable assignment of Parent’s right, title and interest in and to, and all of Parent’s obligations and liabilities under the Subject Contracts to Spinco, to the maximum extent permitted by Applicable Law and the terms of the Subject Contracts.
Section 3.    Parent Covenants. Subject to Section 2.02(d) of the Separation Agreement, Parent hereby covenants and agrees with Spinco that:
(a)If requested in writing by a Spinco Company, Parent shall, or shall cause the applicable Parent Company to, send a request in writing, in a form and substance reasonably satisfactory to the Spinco Company and in accordance with Applicable Law, including the assignment of payment provisions contained in the Federal Acquisition Regulation, to all account debtors party to the Subject Contracts, including agencies of the U.S. Government, requesting each of them to make payment on all receivables due in respect of each such Subject Contract directly to the financial institution or other institution as permitted by the Federal Acquisition Regulation and designated by the Spinco Company, provided that the fulfillment of such request is not prohibited by the terms of such Subject Contract or Applicable Law.
(b)Until such time and except as the account debtor of each Subject Contract shall make payments directly to the applicable Spinco Company, or to financial institutions designated by such Spinco Company, in the event any Parent Company shall receive any payments relating to a Subject Contract, such Parent Company shall hold such payments on behalf of the Spinco Company, and shall transfer such payments to the Spinco Company, in each case in accordance with the terms and conditions of the cash management services contemplated under the Transition Services Agreement—Parent to Spinco entered into concurrently herewith by Parent and Spinco. Parent hereby grants, and shall cause the other Parent Companies to grant, to the Spinco Companies a limited power of attorney authorizing the Spinco Companies to prepare, execute and submit invoices under the Subject Contracts in the name of the Parent Companies.
(c)In connection Spinco’s obligations under Section 4(a) below, Parent authorizes the Spinco Companies to (i) act on behalf of the Parent Companies for purposes of performing and administering the Subject Contracts, including executing documents, discussing matters with customers and taking all other actions the Spinco Companies deem reasonably necessary in connection with its performance of the Subject Contracts, (ii) make such changes and amendments in the terms of the Subject Contracts, in the name of the Parent Companies, as may be necessary or desirable in order to ensure that the Spinco Companies receive all economic benefits of the Subject Contracts, (iii) prepare, submit, negotiate and agree on any claims, requests for equitable adjustment or other pricing adjustment proposals under any Subject Contract, (iv) file, prosecute, or intervene in any bid protest arising from or related to any Subject Contract or Subject Bid, and (v) bring a lawsuit, seek arbitration or file an appeal or complaint from a government contracting officer’s final decision to a Board of Contract Appeals or the U.S. Court of Federal Claims in accordance with the Contract Disputes Act of 1978 under the Subject Contracts. If any Governmental Authority deems an action taken or to be taken by Spinco or a Spinco Company pursuant to this paragraph to be impermissible (as evidenced in writing) on the basis that such action must be taken by Parent or a Parent Company, Parent or such Parent Company shall, upon Spinco’s written request, promptly take such action on behalf of Spinco. Notwithstanding anything to the contrary in the foregoing, (x) Parent or the applicable Parent Company may take such measures as it shall determine, in its reasonable discretion (after consultation with legal counsel), are necessary to satisfy its obligations under Applicable Law prior to certifying or prosecuting claims, litigation or protests in its name pursuant to the preceding sentence and (y) Spinco shall promptly provide such information as Parent or the applicable Parent Company requests in connection with the actions contemplated in the preceding sentence.
(d)Parent shall not, and shall cause the other Parent Companies not to, voluntarily take any action or fail to take any action in connection with any of the Subject Contracts that would affect or diminish, in any significant way, any of the Parent Companies’ rights or obligations thereunder or the rights or obligations of the Spinco Companies under this Agreement without the prior written consent of Spinco. Except as otherwise provided in this Agreement, the Parent Companies shall continue to perform such obligations under the Subject Contracts that customers under the Subject Contracts expressly require that Parent or a Parent Company perform, including for example invoicing and claim submission. Parent shall not, and shall cause the other Parent Companies not to, voluntarily terminate, waive any provision, or enter into any amendment or modification of any of the Subject Contracts without Spinco’s prior written consent.
(e)To the extent not already in the Spinco Companies’ possession, Parent shall, and shall cause the other Parent Companies to, deliver to Spinco or the other Spinco Companies, as applicable, the full and complete contract file maintained by the Parent Companies for each Subject Contract.
(f)Parent shall, and shall cause the other Parent Companies to, use reasonable best efforts to cause the Subject Contracts to be novated to the Spinco Companies in accordance with the terms and conditions of the Separation Agreement, including promptly preparing and executing all documents required from the contract transferor pursuant to FAR 42.1204. Parent shall, and shall cause the other Parent Companies to, provide to Spinco reasonably prompt notice and copies of any communications from customers under the Subject Contracts relating to or arising under such Subject Contract and shall cooperate and take such actions as Spinco may reasonably request to promptly respond to and/or resolve any such issues arising under such Subject Contract.

(g)Without limiting the rights of Spinco and or any Spinco Company under the Separation Agreement, Parent hereby indemnifies each of Spinco, the Spinco Companies and its Representatives (together with their respective successors and permitted assigns) against, and agrees to defend and hold them harmless from, any and all assessments, losses, damages, costs, expenses, liabilities, judgments, awards, fines, sanctions, penalties, charges and amounts paid in settlement, including reasonable costs, fees and expenses of attorneys, accountants and other agents or Representatives of any of them (“Damages”) to the extent arising out of, resulting from or related to the fraud, willful misconduct, or gross negligence of Parent in connection with administration of any of the Subject Contracts or the other transactions contemplated by this Agreement occurring after the date hereof, excluding any Damages arising out of, resulting from or related to any material breach of this Agreement by Spinco.
Section 4.    Spinco Covenants. Spinco hereby covenants and agrees with Parent that:
(a)Spinco shall, and shall cause the other Spinco Companies to, take such timely action as is reasonably necessary to enable the Parent Companies to perform each Subject Contract and to protect any rights of the Parent Companies that may exist or accrue under any such Subject Contract.
(b)Spinco agrees to perform, and shall cause the other Spinco Companies to perform, on behalf of the Parent Companies, all the requirements, responsibilities and obligations of each Subject Contract, to the extent permissible under the terms of each Subject Contract and Applicable Law, in accordance with all terms and conditions in or incorporated by reference into, and all Applicable Laws and regulations applicable to, each such Subject Contract.
(c)For each Subject Contract, if any, that prohibits the other party to such Subject Contract from making payments as designated by Spinco, the Spinco Companies shall prepare all invoices to be submitted by the applicable Parent Company to the other party to such Subject Contract. Spinco shall timely submit all such invoices in the name of the applicable Parent Company.
(d)Without limiting the rights of Parent and its Affiliates under the Separation Agreement, Spinco hereby indemnifies each of Parent, its Affiliates and its Representatives (together with their respective successors and permitted assigns) against, and agrees to defend and hold them harmless from, any and all Damages to the extent arising out of, resulting from or related to any action or omission of Spinco in connection with the performance or administration of any of the Subject Contracts or the other transactions contemplated by this Agreement occurring after the date hereof, excluding any Damages arising out of, resulting from or related to any material breach of this Agreement by Parent.
(e)Spinco shall, and shall cause the other Spinco Companies to, use reasonable best efforts to cause the Subject Contracts to be novated to the Spinco Companies in accordance with the terms and conditions of the Separation Agreement, including promptly preparing and executing all documents required from the contract transferee pursuant to FAR 42.1204.

(f)Spinco acknowledges and agrees that the right to use the Parent name is subject to, and Spinco hereby agrees to use, and to cause the other Spinco Companies to use, such name at all times in accordance with, the terms and conditions of the Intellectual Property Matters Agreement.
Section 5.    Waiver. EXCEPT TO THE EXTENT OTHERWISE PROVIDED IN THE SEPARATION AGREEMENT OR AS OTHERWISE REQUIRED BY APPLICABLE LAW, SPINCO AGREES THAT UNDER NO CIRCUMSTANCES WILL PARENT OR ITS AFFILIATES BE RESPONSIBLE FOR THE PERFORMANCE BY SPINCO IN ANY RESPECT OF THE SUBJECT CONTRACTS OR TO ANY SPINCO COMPANY FOR ANY LOSS OR DAMAGE ARISING OUT OF OR RELATED TO SPINCO’S PERFORMANCE OF THE SUBJECT CONTRACTS AFTER THE EFFECTIVE DATE OF THIS AGREEMENT. SPINCO, ON BEHALF OF ITSELF AND THE OTHER SPINCO COMPANIES, FOREVER WAIVES, RELEASES AND DISCHARGES PARENT AND ITS AFFILIATES FROM ANY AND ALL CAUSES OF ACTION WHATSOEVER AT LAW OR IN EQUITY THAT MAY ARISE FROM OR IN CONNECTION WITH SPINCO’S PERFORMANCE OF THE SUBJECT CONTRACTS AFTER THE EFFECTIVE DATE OF THIS AGREEMENT.
Section 6.    Term. This Agreement is effective as of the date first above written and shall continue in effect with respect to each Subject Contract until the earlier to occur of (i) novation or completed assignment of rights and obligations under the Subject Contract to the Spinco Companies, and (ii) the satisfaction of all of the Parent Companies’ obligations under, and the receipt of final payment of amounts payable under, the Subject Contract; provided, however, that the provisions of Sections 4 (Spinco Covenants), 5 (Waiver), 6 (Term), 11 (Construction), 12 (Entire Agreement), 13 (Governing Law), 17 (Third Party Beneficiaries) , 19 (Dispute Resolution) and 20 (Consent to Jurisdiction) shall survive any termination of this Agreement.
Section 7.    Notices. All notices, requests and other communications to any Party hereunder shall be in writing (including telecopy or similar writing) and shall be given, if to Parent:

Lockheed Martin Corporation
6801 Rockledge Drive
Bethesda, Maryland 20817
Attention: Senior Vice President, General Counsel and Corporate Secretary
Telecopy: (301) 897-6013

with a copy (which shall not constitute notice) to:

Hogan Lovells US LLP
Harbor East
100 International Drive
Suite 2000
Baltimore, Maryland 21202
Attention: Glenn C. Campbell
Telecopy: (410) 659-2701

if to Spinco:

Abacus Innovations Corporation
700 N. Frederick Avenue
Gaithersburg, MD 20879
Attention: President
Telecopy: (301) 240-6748

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
One Rodney Square
920 N. King Street
Wilmington, DE 19801
Attention: Robert B. Pincus, Esq.
Telecopy: (302) 434-3090

or to such other address or telecopy number and with such other copies, as such Party may hereafter specify for that purpose by notice to the other Party. Each such notice, request or other communication shall be effective (a) on the day delivered (or if that day is not a Business Day, on the first following day that is a Business Day) when (i) delivered personally against receipt or (ii) sent by overnight courier, (b) on the day when transmittal confirmation is received if sent by telecopy (or if that day is not a Business Day, on the first following day that is a Business Day), and (c) if given by any other means, upon delivery or refusal of delivery at the address specified in this Section 7.
Section 8.    Amendments; Waivers.
(a)    Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each Party, or in the case of a waiver, by the Party against whom the waiver is to be effective.
(b)    No failure or delay by either Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise provided herein, no action taken pursuant to this Agreement, including any investigation by or on behalf of any Party, shall be deemed to constitute a waiver by the Party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. Any term, covenant or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but only by a written notice signed by such Party expressly waiving such term or condition. The waiver by any Party of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.
Section 9.    Expenses. Except as otherwise provided in this Agreement or any other Transaction Document, all costs and expenses incurred in connection with the preparation and negotiation of this Agreement and performance of all obligations under this Agreement and in connection with the Contemplated Transactions shall be paid by the Party incurring such cost or expense.
Section 10.    Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns; provided that, except as a result of the Contemplated Transactions, neither Party may assign, delegate or otherwise transfer, directly or indirectly, in whole or in part, any of its rights or obligations under this Agreement without the prior written consent of the other Party. Any attempted assignment, delegation or transfer in violation of this Section 10 shall be null and void.
Section 11.    Construction. As used in this Agreement, any reference to the masculine, feminine or neuter gender shall include all genders, the plural shall include the singular, and the singular shall include the plural. References in this Agreement to a Party or other Person include their respective successors and assigns. The words “include,” “includes” and “including” when used in this Agreement shall be deemed to be followed by the phrase “without limitation” unless such phrase otherwise appears. Unless the context otherwise requires, references in this Agreement to Sections and Exhibits shall be deemed references to Sections of and Exhibits to this Agreement. Unless the context otherwise requires, the words “hereof,” “hereby” and “herein” and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular Section or provision hereof. Except when used together with the word “either” or otherwise for the purpose of identifying mutually exclusive alternatives, the term “or” has the inclusive meaning represented by the phrase “and/or”. With regard to each and every term and condition of this Agreement, the Parties understand and agree that the same have or has been mutually negotiated, prepared and drafted, and that if at any time the Parties desire or are required to interpret or construe any such term or condition or any agreement or instrument subject thereto, no consideration shall be given to the issue of which Party actually prepared, drafted or requested any term or condition of this Agreement. All references in this Agreement to “dollars” or “$” shall mean United States dollars. Any period of time hereunder ending on a day that is not a Business Day shall be extended to the next Business Day.

Section 12.    Entire Agreement.
(a)    This Agreement, the other Transaction Documents and any other agreements contemplated hereby or thereby constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the Parties with respect to the subject matter hereof.
(b)    THE PARTIES ACKNOWLEDGE AND AGREE THAT NO REPRESENTATION, WARRANTY, PROMISE, INDUCEMENT, UNDERSTANDING, COVENANT OR AGREEMENT HAS BEEN MADE OR RELIED UPON BY ANY PARTY OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS. SPINCO ACKNOWLEDGES THAT PARENT HAS INFORMED IT THAT NO PERSON HAS BEEN AUTHORIZED BY PARENT OR ANY OF ITS AFFILIATES TO MAKE ANY REPRESENTATION OR WARRANTY IN RESPECT OF THE SPINCO BUSINESS OR IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS, UNLESS IN WRITING AND CONTAINED IN THIS AGREEMENT OR IN ANY OF THE OTHER TRANSACTION DOCUMENTS TO WHICH THEY ARE A PARTY.
Section 13.    Governing Law. Except to the extent required to be governed by the provisions of the federal law of the United States, including the provisions of the FAR, this Agreement shall be construed in accordance with and governed by the law of the State of Delaware (without regard to the choice of law provisions thereof).
Section 14.    Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts (including by facsimile or PDF), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each Party shall have received a counterpart hereof signed by the other Party.
Section 15.    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. The application of such invalid or unenforceable provision to Persons or circumstances other than those as to which it is held invalid or unenforceable shall be valid and be enforced to the fullest extent permitted by Applicable Law. To the extent any provision of this Agreement is determined to be prohibited or unenforceable in any jurisdiction, or determined to be impermissible by any Governmental Authority (as evidenced in writing), Parent and Spinco agree to use reasonable best efforts to substitute one or more valid, legal and enforceable provisions that, insofar as practicable, implement the purposes and intent of the prohibited, unenforceable, or impermissible provision.
Section 16.    Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

Section 17.    Third Party Beneficiaries. Except as expressly provided herein, nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any Person other than the Parties, and their successors or permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, or result in such Person being deemed a third party beneficiary of this Agreement.
Section 18.    Disclaimer of Agency. The relationship established hereunder shall be solely that of contractor and subcontractor. Except as otherwise provided in this Agreement, nothing in this Agreement shall be deemed in any way or for any purpose to constitute either Party an agent of the other Party in the conduct of such Party’s business or to create a partnership or joint venture between the Parties.
Section 19.    Dispute Resolution.
(a)    Any dispute, controversy or claim arising from, connected to or related, in any manner, to this Agreement, including any breach, termination, expiration or invalidation of this Agreement, or in respect of any aspect of the Parties' relationship arising from this Agreement, including their respective rights, duties and obligations to each other, whether fiduciary or otherwise, and whether based on contract, tort, statute or otherwise, (a “Dispute”) that is not, for any reason, resolved in writing amicably by the Parties within 30 days after the date of delivery of a request by a Party to the other Parties to the dispute for such amicable settlement, shall be resolved and decided by final and binding arbitration, pursuant to the Commercial Arbitration Rules (“Rules”) as administered by the American Arbitration Association (the “AAA”) in force as at the date of this Agreement, except as modified herein. In the event of any conflict between the Rules and any provisions of this Agreement, this Agreement shall govern.
(b)    The legal seat of the arbitration shall be Wilmington, Delaware. Without prejudice to the legal seat of arbitration, and for the convenience of the parties, the arbitral hearings and other proceedings shall be held in Washington, D.C., or at such other location upon which the parties to the arbitration may agree in writing.
(c)    The arbitration shall be conducted in the English language.
(d)    The arbitral tribunal (“Arbitral Tribunal”) shall consist of three arbitrators. The claimant(s) and respondent(s), respectively, shall each appoint one arbitrator within thirty 30 of the date of delivery of the demand of arbitration, and the third arbitrator shall be appointed by the two Party-appointed arbitrators within 30 days of the date of appointment of the second arbitrator. Any arbitrator not timely appointed as provided herein shall be appointed by the AAA. For the avoidance of doubt, each of the claimant and the respondent in the arbitration shall be permitted to consult with its respective appointed arbitrator in connection with such arbitrators’ selection of the third arbitrator.
(e)    The Arbitral Tribunal shall have the exclusive right to determine the arbitrability of any Disputes.

(f)    The parties shall share equally the arbitration administrative fees, the panel member fees and costs, and any other costs associated with the arbitration. Each party shall bear its own costs and attorneys’ fees. The Arbitral Tribunal shall have no authority to award damages in excess of any limitations set forth in this Agreement.
(g)    The Arbitral Tribunal shall be required to apply the substantive laws of the State of Delaware (without regard to the choice of law provisions thereof that would compel the laws of another jurisdiction) in ruling upon any Dispute.
(h)    The Parties agree that the dispute resolution procedures specified in this Section 19 shall be the sole and exclusive procedures for the resolution of Disputes, including all documents made a part thereof; provided, however, that any Party may seek a preliminary injunction or other preliminary judicial relief in aid of arbitration before any court of competent jurisdiction if such action is necessary to avoid irreparable damage. Despite such action, the Parties shall continue to participate in good faith in the procedures specified in this Section 19.
(i)    Any decision or award of the Arbitral Tribunal shall be reasoned and in writing, and shall be final and binding upon the parties to the arbitration proceeding. The Parties agree not to invoke or exercise any rights to appeal, review, vacate or impugn such decision or award by the Arbitral Tribunal, except as provided in the Federal Arbitration Act (including Chapters 2 and 3 thereof) or the New York Convention, as applicable. The Parties also agree that judgment upon the arbitral decision or award may be entered and enforced in any court where the parties to the arbitration proceeding or their assets may be found (to whose jurisdiction the parties consent for the purpose of entering and enforcing judgment on the arbitral decision and award) as well as any other court having jurisdiction thereof.
(j)    If any prevailing party is required to retain counsel to enforce the arbitral decision or award in a court of competent jurisdiction, the Party against whom the decision or award is made shall reimburse the prevailing party for all reasonable fees and expenses incurred and paid to said counsel for such service.
(k)    The Parties agree and understand that, except as may be required by Applicable Law or any national or international stock exchange regulations applicable to a Party, or is required to protect or pursue a legal right, every aspect concerning the process of arbitration shall be treated with the utmost confidentiality and that the arbitration procedure itself shall be confidential.
(l)    The Parties agree that notifications of any proceedings, reports, communications, orders, arbitral decisions, arbitral awards, arbitral award enforcement petitions, and any other document shall be sent as set forth in Section 7.
(m)    The parties consent that any pending or contemplated arbitration hereunder may be consolidated with any prior arbitration arising under this Agreement or any other Transaction Document (other than the Merger Agreement and the Tax Matters Agreement) for the purposes of efficiency and to avoid the possibility of inconsistent awards. An application for such consolidation may be made by any party to this Agreement or such other Transaction Documents to the tribunal for the prior arbitration. The tribunal to the prior arbitration shall, after providing all interested parties the opportunity to comment on such application, order that any such pending or contemplated arbitration be consolidated into a prior arbitration if it determines that (i) the issues in the arbitrations involve common questions of law or fact, (ii) no party to either arbitration shall be prejudiced, whether by delay or otherwise, by the consolidation, (iii) any party to the pending or contemplated arbitration which did not join an application for consolidation, or does not consent to such an application, is sufficiently related to the parties in the prior arbitration that their interests were sufficiently represented in the appointment of the tribunal for the prior arbitral tribunal, and (iv) consolidation would be more efficient that separate arbitral proceedings.
Section 20.    Consent to Jurisdiction. Any Proceeding seeking to obtain a pre-arbitral injunction, pre-arbitral attachment or other order in aid of arbitration in connection with, this Agreement shall and may be brought in the Delaware Court of Chancery, or, where such court does not have jurisdiction, any state or federal court within the State of Delaware (“Delaware Courts”), and each of the Parties hereby irrevocably and unconditionally consents to the exclusive jurisdiction of the Delaware Courts (and of the appropriate appellate courts thereto) in any such Proceeding and irrevocably and unconditionally waives any objection to venue laid therein, any objection on the grounds of forum non conveniens, or any objection based on or on account of its place of incorporation or domicile, which it may now or hereafter have to the bringing of any such Proceeding in any Delaware Court (and of the appropriate appellate courts thereto). Each party hereby irrevocably and unconditionally consents and agrees that service or process in any such Proceeding may be served on any party anywhere in the world, whether within or without the State of Delaware, in any manner permitted by applicable law or, without limiting the foregoing, in the manner provided for notices in Section 7.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized representatives on the day and year first above written.

LOCKHEED MARTIN CORPORATION

By: /s/ Stephen M. Piper
Name:    Stephen M. Piper
Title:    Vice President and Association General Counsel

ABACUS INNOVATIONS CORPORATION

                    By: /s/ F. Barry Hennegan
Name:    F. Barry Hennegan
Title:    Vice President and Secretary

[SIGNATURE PAGE TO SUBCONTRACT PENDING NOVATION AND CONSENT (PARENT TO SPINCO)]

EXHIBIT A

SUBJECT CONTRACTS1

[SEE ATTACHED]

1 The list of Subject Contracts in this Exhibit A represent data as of August 5, 2016, as reflected in Rev. 14 of the "Golden List." The Parties acknowledge and agree that this Exhibit A will be updated after the Distribution Date to show data as of August 16, 2016, as reflected in Rev. 15 of the "Golden List," without need for formal amendment to this Agreement.

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
1	07-C-4135		LMIS-FSLS	HYBRID	Strategic Review	Open	01/01/2007	03/31/2017	Lockheed Martin Integrated Systems, Inc.	CLASSIFIED
2	817		AURORA-CCTV SUPPORT SERVICES	HYBRID	Strategic Review	Open	09/24/2010	09/23/2016	Lockheed Martin Corporation	CLASSIFIED CUSTOMERS
3	817	1	AURORA-CCTV SUPPORT SERVICES	HYBRID	Strategic Review	Open	09/24/2010	09/23/2016	Lockheed Martin Corporation	CLASSIFIED CUSTOMERS
4	817	25	AURORA-CCTV SUPPORT SERVICES	HYBRID	Strategic Review	Open	09/24/2015	09/23/2016	Lockheed Martin Corporation	CLASSIFIED CUSTOMERS
5	817	27	AURORA TO 27	HYBRID	Strategic Review	Open	06/24/2016	09/23/2016	Lockheed Martin Corporation	CLASSIFIED CUSTOMERS
6	11C1028		CLASSIFIED(AUD003-AUD004)	HYBRID	Strategic Review	Open	12/06/2010	12/31/2016	Lockheed Martin Services, Inc.	CLASSIFIED
7	1312203		DESKTOP AND INSTITUTIONAL COMPUTING ENVIRONMENT	HYBRID	Strategic Review	Open	10/01/2013	12/31/2017	Lockheed Martin Corporation	JET PROPULSION LAB - PASADENA CA.
8	137G003		QUARTZ BRIDGE 2016	HYBRID	Strategic Review	Open	06/01/2016	05/31/2017	Lockheed Martin Corporation	CLASSIFIED
9	175G002		ORIGIN III	HYBRID	Strategic Review	Open	07/19/2014	06/30/2017	Lockheed Martin Corporation	CLASSIFIED
10	200-2010-37216		CDC INFORMATION MANAGEMENT SERVICES	IDIQ	Strategic Review	Open	09/30/2012	09/29/2016	Lockheed Martin Services, Inc.	CENTERS FOR DISEASE CONTROL, GA
11	200-2010-37216	3	FEDERAL SELECT AGENT PROGRAM	TAM	Strategic Review	Open	09/24/2012	09/23/2016	Lockheed Martin Services, Inc.	CENTERS FOR DISEASE CONTROL, GA
12	200-2010-37216	4	INFORMATION MANAGEMENT SERVICES FOR DSNS	TAM	Strategic Review	Open	05/01/2013	07/31/2017	Lockheed Martin Services, Inc.	CENTERS FOR DISEASE CONTROL, GA
13	200-2013-F-54805		OPHPR TECHNICAL SUPPORT SERVICES BPA	IDIQ	Strategic Review	Open	05/20/2013	05/19/2018	Lockheed Martin Services, Inc.	CENTERS FOR DISEASE CONTROL, GA
14	200-2013-F-54805	200-2013-F-55785	DSNS SUPPORT SERVICE	HYBRID	Strategic Review	Open	07/01/2013	04/30/2017	Lockheed Martin Services, Inc.	CENTERS FOR DISEASE CONTROL, GA
15	200-2013-F-54805	200-2013-F-55835	DEO TECHNICAL SUPPORT	TAM	Strategic Review	Open	07/01/2013	12/31/2016	Lockheed Martin Services, Inc.	CENTERS FOR DISEASE CONTROL, GA
16	200-2013-F-54805	200-2013-F-57587	OPHPR DEO IT SUPPORT	HYBRID	Strategic Review	Open	09/30/2013	12/31/2016	Lockheed Martin Services, Inc.	CENTERS FOR DISEASE CONTROL, GA
17	200-2013-F-54805	200-2014-F-57840	SNS LEASES AND LEASING SUPPORT SERVICES	HYBRID	Strategic Review	Open	01/01/2014	12/31/2016	Lockheed Martin Services, Inc.	CENTERS FOR DISEASE CONTROL, GA
18	200-2013-F-54805	200-2014-F-60059	PERFORMS SUPPORT SERVICES	HYBRID	Strategic Review	Open	09/01/2014	08/31/2016	Lockheed Martin Services, Inc.	CENTERS FOR DISEASE CONTROL, GA
19	200-2013-F-54805	200-2014-F-60321	TECHNICAL/CONSULTANT SUPPORT SERVICES FOR EPI-X	FFP	Strategic Review	Open	09/11/2014	09/10/2017	Lockheed Martin Services, Inc.	CENTERS FOR DISEASE CONTROL, GA

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
20	200-2013-F-54805	200-2014-F-60736	SUPPORT SERVICES FOR LEARNING OFFICE	HYBRID	Strategic Review	Open	09/15/2014	09/14/2016	Lockheed Martin Services, Inc.	CENTERS FOR DISEASE CONTROL, GA
21	200-2013-F-54805	200-2015-F-88240	OCCUPANT EMERGENCY PLAN (OEP) SUPPORT SERVICES	HYBRID	Strategic Review	Open	09/28/2015	09/27/2016	Lockheed Martin Services, Inc.	CENTERS FOR DISEASE CONTROL, GA
22	200-2016-89778		CAADS	FFP	Strategic Review	Open	08/04/2016	08/03/2017	Lockheed Martin Corporation	CENTERS FOR DISEASE CONTROL, GA
23	2010-MU-MU-K020		NATIONAL LAW ENFORCEMENT AND CORRECTION TECH CTR	CRNF	Strategic Review	Open	10/01/2010	12/31/2016	Lockheed Martin Services, Inc.	US DEPARTMENT OF JUSTICE, WASH DC
24	2012-12061400004		OSC3	HYBRID	Strategic Review	Open	07/01/2012	06/30/2017	Lockheed Martin Services, Inc.	OSC CONTRACTS, WASHINGTON, DC
25	2012286G001		SHALE	HYBRID	Strategic Review	Open	10/22/2012	08/31/2016	Lockheed Martin Services, Inc.	CLASSIFIED
26	2013-13082800001		S4I	HYBRID	Strategic Review	Open	07/08/2013	03/07/2017	Lockheed Martin Corporation	CLASSIFIED
27	2014-14062400001		EASE - OSN	HYBRID	Strategic Review	Open	07/01/2014	08/31/2016	Lockheed Martin Corporation	CLASSIFIED
28	2014-IJ-CX-K004		CRIMINAL JUSTICE TECH RESOURCE CTR - NCJTIRC	CRNF	Strategic Review	Open	01/01/2015	09/30/2016	Lockheed Martin Corporation	US DEPARTMENT OF JUSTICE, WASH DC
29	213G006		CRONUS	HYBRID	Strategic Review	Open	08/19/2013	11/18/2016	Lockheed Martin Corporation	CLASSIFIED
30	263-01-D-0054		TECHNICAL SUPPORT FOR EPA DEV TOX AND DSS TOX	FFP	Strategic Review	Open	01/01/2011	12/31/2016	Lockheed Martin Services, Inc.	ENVIRONMENTAL PROTECTION AGENCY, NC
31	4344G002		TERCEL	HYBRID	Strategic Review	Open	01/01/2015	12/31/2016	Lockheed Martin Corporation	CLASSIFIED
32	480011316.		NATO ANWI (NEW NATO HEADQUARTERS ACTIVE NETWORK IN	CRNF	Strategic Review	Open	01/08/2016	12/31/2016	Lockheed Martin Corporation	LOCKHEED MARTIN GLOBAL, INC.-LMC
33	A11PC00409		DEMD TECHNICAL SUPPORT	TAM	Strategic Review	Open	10/01/2011	09/30/2016	Lockheed Martin Services, Inc.	BIA, RESTON, VA
34	AG-3142-D-11-0128		USDA SETA	HYBRID	Strategic Review	Open	08/22/2011	02/21/2017	Lockheed Martin Services, Inc.	USDA, NEW ORLEANS, LA 70189
35	B11-2011101G001		ISSC OPTION YEAR 5 - 9	HYBRID	Strategic Review	Open	05/15/2011	08/14/2016	Lockheed Martin Corporation	CLASSIFIED CUSTOMERS
36	B15-2015147G012		SUNSET 11	CPFF	Strategic Review	Open	09/02/2015	09/01/2016	Lockheed Martin Corporation	CLASSIFIED CUSTOMERS
37	C-OPC-23736		ESI & DATA SPECIFIC SEARCHES	HYBRID	Strategic Review	Open	09/30/2011	09/29/2016	Lockheed Martin Corporation	DEPT OF HOUSING&URBAN DEV,WASHINGTON,DC
38	DJF-14-1200-V-0009189		FBI VAIL IDIQ	IDIQ	Strategic Review	Open	04/25/2014	04/24/2019	Lockheed Martin Corporation	FBI

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
39	DJJ07-C-1509		OPERATIONS SERVICES STAFF (OSS)-INFO TECH SV(ITS)	HYBRID	Strategic Review	Open	03/09/2007	09/30/2016	Lockheed Martin Services, Inc.	US DEPARTMENT OF JUSTICE, WASH DC
40	DJJ07-C-1509	DJJ15090005	ITS-OSS TASK 5 O&M	HYBRID	Strategic Review	Open	04/22/2009	09/30/2016	Lockheed Martin Services, Inc.	US DEPARTMENT OF JUSTICE, WASH DC
41	DJJ07-C-1509	DJJ1509-011	DATA CENTER TRANSFORMATION INITIATIVE (DTCI)	TAM	Strategic Review	Open	01/23/2014	09/30/2016	Lockheed Martin Services, Inc.	US DEPARTMENT OF JUSTICE, WASH DC
42	DJJ07-C-1509	DJJ1509-015	ITIL-ISO SME'S	TAM	Strategic Review	Open	10/01/2015	09/30/2016	Lockheed Martin Services, Inc.	US DEPARTMENT OF JUSTICE, WASH DC
43	DJJ07-C-1509	DJJ1509-016	INTERPOL	TAM	Strategic Review	Open	04/01/2016	09/30/2017	Lockheed Martin Services, Inc.	US DEPARTMENT OF JUSTICE, WASH DC
44	DJJ07-C-1509	DJJ1509-017	DATA SCIENTISTS	TAM	Strategic Review	Open	06/30/2016	03/31/2018	Lockheed Martin Services, Inc.	US DEPARTMENT OF JUSTICE, WASH DC
45	DJJ13-C-2441		MEGA 4 PRIME CONTRACT	IDIQ	Strategic Review	Open	08/01/2013	05/31/2019	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
46	DJJ13-C-2441	DO 002 EOUSA	MEGA 4 DO 002 EOUSA	HYBRID	Strategic Review	Open	08/01/2013	05/31/2019	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
47	DJJ13-C-2441	DO 003 EOUSA	MEGA 4 DO 003 EOUSA	HYBRID	Strategic Review	Open	09/21/2013	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
48	DJJ13-C-2441	DO 004 EOUSA	MEGA 4 DO 004 EOUSA	HYBRID	Strategic Review	Open	09/21/2013	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
49	DJJ13-C-2441	DO 005 EOUSA	MEGA 4 DO 005 EOUSA	HYBRID	Strategic Review	Open	09/21/2013	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
50	DJJ13-C-2441	DO 007 EOUSA	MEGA 4 DO 007 EOUSA	HYBRID	Strategic Review	Open	09/24/2013	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
51	DJJ13-C-2441	DO 008 EOUSA	MEGA 4 DO 008 EOUSA	HYBRID	Strategic Review	Open	09/24/2013	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
52	DJJ13-C-2441	DO 010 TAX	MEGA 4 DO 010 TAX	HYBRID	Strategic Review	Open	09/25/2013	05/31/2019	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
53	DJJ13-C-2441	DO 011 CIVIL RIGHTS	MEGA 4 DO 011 CIVIL RIGHTS	HYBRID	Strategic Review	Open	09/24/2013	09/25/2016	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
54	DJJ13-C-2441	DO 011D CIVIL RIGHTS	MEGA 4 DO 011D CIVIL RIGHTS	HYBRID	Strategic Review	Open	06/01/2016	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
55	DJJ13-C-2441	DO 012 CIVIL RIGHTS	MEGA 4 DO 012 CIVIL RIGHTS	HYBRID	Strategic Review	Open	09/26/2013	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
56	DJJ13-C-2441	DO 013 ENRD	MEGA 4 DO 013 ENRD	HYBRID	Strategic Review	Open	09/26/2013	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
57	DJJ13-C-2441	DO 014 EOUSA	MEGA 4 DO 014 EOUSA	HYBRID	Strategic Review	Open	09/26/2013	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
58	DJJ13-C-2441	DO 015 EOUSA	MEGA 4 DO 015 EOUSA	HYBRID	Strategic Review	Open	06/01/2016	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
59	DJJ13-C-2441	DO 021 EOUSA	MEGA 4 DO 021 EOUSA	HYBRID	Strategic Review	Open	09/29/2013	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
60	DJJ13-C-2441	DO 023 EOUSA	MEGA 4 DO 023 EOUSA	HYBRID	Strategic Review	Open	09/29/2013	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
61	DJJ13-C-2441	DO 025 EOUSA	MEGA 4 DO 025 EOUSA	HYBRID	Strategic Review	Open	09/29/2013	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
62	DJJ13-C-2441	DO 027 EOUSA	MEGA 4 DO 027 EOUSA	HYBRID	Strategic Review	Open	09/30/2013	05/31/2019	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
63	DJJ13-C-2441	DO 030 CIVIL	MEGA 4 DO 030 CIVIL	HYBRID	Strategic Review	Open	09/30/2013	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
64	DJJ13-C-2441	DO 031 CIVIL	MEGA 4 DO 031 CIVIL	HYBRID	Strategic Review	Open	09/30/2013	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
65	DJJ13-C-2441	DO 032 ENRD	MEGA 4 DO 032 ENRD	HYBRID	Strategic Review	Open	09/26/2013	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
66	DJJ13-C-2441	DO 033 ENRD	MEGA 4 DO 033 ENRD	HYBRID	Strategic Review	Open	09/30/2013	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
67	DJJ13-C-2441	DO 035 CIVIL	MEGA 4 DO 035 CIVIL	HYBRID	Strategic Review	Open	10/10/2013	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
68	DJJ13-C-2441	DO 036 CIVIL	MEGA 4 DO 036 CIVIL	HYBRID	Strategic Review	Open	10/23/2013	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
69	DJJ13-C-2441	DO 040 CIVIL	MEGA 4 DO 040 CIVIL	HYBRID	Strategic Review	Open	11/26/2013	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
70	DJJ13-C-2441	DO 041 ANTITRUST	MEGA 4 DO 041 ANTITRUST	HYBRID	Strategic Review	Open	12/01/2013	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
71	DJJ13-C-2441	DO 043 ENRD-HHS	MEGA 4 DO 043 ENRD-HHS	HYBRID	Strategic Review	Open	12/16/2013	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
72	DJJ13-C-2441	DO 044 CIVIL	MEGA 4 DO 044 CIVIL	HYBRID	Strategic Review	Open	12/19/2013	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
73	DJJ13-C-2441	DO 046-ENRD-SEC	MEGA 4 DO 046-ENRD-SEC	HYBRID	Strategic Review	Open	03/01/2014	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
74	DJJ13-C-2441	DO 048 TAX	MEGA 4 DO 048 TAX	HYBRID	Strategic Review	Open	07/02/2014	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
75	DJJ13-C-2441	DO 049-EOUSA	MEGA 4 DO 049-EOUSA	HYBRID	Strategic Review	Open	06/01/2015	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
76	DJJ13-C-2441	DO 050 EOUSA	MEGA 4 DO 0050 EOUSA	HYBRID	Strategic Review	Open	07/30/2014	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
77	DJJ13-C-2441	DO 052 TAX	MEGA 4 DO 052 TAX	HYBRID	Strategic Review	Open	09/29/2014	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
78	DJJ13-C-2441	DO 053 TAX	MEGA 4 DO 053 TAX	HYBRID	Strategic Review	Open	09/29/2014	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
79	DJJ13-C-2441	DO 054 EOUSA	MEGA 4 DO 054 EOUSA	HYBRID	Strategic Review	Open	09/24/2014	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
80	DJJ13-C-2441	DO 055 CIVIL	MEGA 4 DO 055 CIVIL	HYBRID	Strategic Review	Open	09/29/2014	09/28/2016	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
81	DJJ13-C-2441	DO 056 ENRD	MEGA 4 DO 056 ENRD	HYBRID	Strategic Review	Open	09/29/2014	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
82	DJJ13-C-2441	DO 057 ENRD	MEGA 4 DO 057 ENRD	HYBRID	Strategic Review	Open	09/30/2014	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
83	DJJ13-C-2441	DO 059 CIVIL	MEGA 4 DO 059 CIVIL	HYBRID	Strategic Review	Open	02/24/2015	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
84	DJJ13-C-2441	DO 060 EOUSA	MEGA 4 DO 060 EOUSA	HYBRID	Strategic Review	Open	03/24/2015	05/31/2019	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
85	DJJ13-C-2441	DO 061 CIVIL	MEGA 4 DO 061 CIVIL	HYBRID	Strategic Review	Open	04/20/2015	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
86	DJJ13-C-2441	DO 062 CIVIL	MEGA 4 DO 062 CIVIL	HYBRID	Strategic Review	Open	05/01/2015	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
87	DJJ13-C-2441	DO 063 CIVIL	MEGA 4 DO 063 CIVIL	HYBRID	Strategic Review	Open	05/01/2015	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
88	DJJ13-C-2441	DO 064 CIVIL	MEGA 4 DO 064 CIVIL	HYBRID	Strategic Review	Open	06/01/2015	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
89	DJJ13-C-2441	DO 065 EOUSA	MEGA 4 DO 065 EOUSA	HYBRID	Strategic Review	Open	06/01/2016	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
90	DJJ13-C-2441	DO 067 EOUSA	MEGA 4 DO 067 EOUSA	HYBRID	Strategic Review	Open	06/11/2015	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
91	DJJ13-C-2441	DO 068 CIVIL	MEGA 4 DO 68 CIVIL	HYBRID	Strategic Review	Open	08/12/2015	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
92	DJJ13-C-2441	DO 069 - CIVIL	MEGA 4 DO 069 - CIVIL	HYBRID	Strategic Review	Open	08/14/2015	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
93	DJJ13-C-2441	DO 070 CIVIL	MEGA 4 DO 070 CIVIL	HYBRID	Strategic Review	Open	06/11/2015	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
94	DJJ13-C-2441	DO 071 CIVIL	MEGA 4 DO 071 CIVIL	HYBRID	Strategic Review	Open	06/11/2015	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
95	DJJ13-C-2441	DO 072 EOUSA	MEGA 4 DO 072 EOUSA	HYBRID	Strategic Review	Open	09/18/2015	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
96	DJJ13-C-2441	DO 073 EOUSA	MEGA 4 DO 073 EOUSA	HYBRID	Strategic Review	Open	09/18/2015	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
97	DJJ13-C-2441	DO 074 CIVIL	MEGA 4 DO 074 CIVIL	HYBRID	Strategic Review	Open	09/27/2015	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
98	DJJ13-C-2441	DO 075 EOUSA	MEGA 4 DO 075 EOUSA	HYBRID	Strategic Review	Open	06/01/2016	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
99	DJJ13-C-2441	DO 076 EOUSA	MEGA 4 DO 076 EOUSA	HYBRID	Strategic Review	Open	06/01/2016	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
100	DJJ13-C-2441	DO 077 ENRD	MEGA 4 DO 077 ENRD	HYBRID	Strategic Review	Open	09/30/2015	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
101	DJJ13-C-2441	DO 078 CIVIL	MEGA 4 DO 078 CIVIL	HYBRID	Strategic Review	Open	09/08/2015	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
102	DJJ13-C-2441	DO 079 CIVIL	MEGA 4 DO 079 CIVIL	HYBRID	Strategic Review	Open	10/05/2015	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
103	DJJ13-C-2441	DO 080CRIMINAL	MEGA 4 DO 080 CRIMINAL	HYBRID	Strategic Review	Open	01/21/2016	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
104	DJJ13-C-2441	DO 081 CIVIL	MEGA 4 DO 081 CIVIL	HYBRID	Strategic Review	Open	02/08/2016	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
105	DJJ13-C-2441	DO 082 CIVIL	MEGA 4 DO 082 CIVIL	HYBRID	Strategic Review	Open	10/05/2015	05/31/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
106	DJJ13-C-2441	DO 083 CIVIL	MEGA 4 DO 083 CIVIL	HYBRID	Strategic Review	Open	03/28/2016	05/31/2019	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
107	DJJ13-C-2441	DO 084 CIVIL	MEGA 4 DO 084 CIVIL	HYBRID	Strategic Review	Open	06/01/2016	05/31/2019	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
108	DJJ13-C-2441	DO 085 CIVIL	MEGA 4 DO 085 CIVIL	HYBRID	Strategic Review	Open	06/01/2016	05/31/2019	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
109	DJJ13-C-2441	DO 086 CIVIL	MEGA 4 DO 086 CIVIL	HYBRID	Strategic Review	Open	06/08/2016	05/31/2019	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
110	DJJ13-C-2441	DO 087 CIVIL	MEGA 4 DO 087 CIVIL	HYBRID	Strategic Review	Open	06/09/2016	05/31/2019	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
111	DJJ13-C-2441	DO 088 CIVIL	MEGA 4 DO 088 DAVITA	HYBRID	Strategic Review	Open	06/09/2016	05/31/2019	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
112	DJJ13-C-2441	DO 089 CIVIL	MEGA 4 DO 089 CIVIL	HYBRID	Strategic Review	Open	07/06/2016	07/05/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
113	DJJ13-C-2441	DO 090 CIVIL	MEGA 4 DO 090 CIVIL	HYBRID	Strategic Review	Open	07/11/2016	05/31/2019	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
114	DJJ13-C-2441	DO 091 CIVIL	MEGA 4 DO 091 CIVIL	HYBRID	Strategic Review	Open	07/12/2016	05/31/2019	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
115	DJJ13-C-2441	DO 092 EOUSA	MEGA 4 DO 092 EOUSA	HYBRID	Strategic Review	Open	07/19/2016	05/31/2019	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
116	DJJ13-C-2441	DO 093 CIVIL	MEGA 4 DO 093 CIVIL	HYBRID	Strategic Review	Open	07/21/2016	05/31/2019	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
117	DJJ13-C-2441	DO 094 CIVIL	MEGA 4 DO 094 CIVIL	HYBRID	Strategic Review	Open	07/28/2016	05/31/2019	Lockheed Martin Services, Inc.	DEPARTMENT OF JUSTICE-NATL PLACE BLDG,DC
118	DJJ13-F-2369	7	PEER REVIEW SUPPORT SERVICES FOR TRIBAL GOVT PGM	TAM	Strategic Review	Open	06/22/2016	09/30/2016	Lockheed Martin Corporation	US DEPARTMENT OF JUSTICE, WASH DC
119	DTFA01-01-C-00065		ATOP	HYBRID	Strategic Review	Open	06/18/2001	07/31/2017	Lockheed Martin Corporation	FAA - WASHINGTON DC
120	DTFA01-03-C-00015		ERAM INFRASTRUCTURE PHASE 3	HYBRID	Strategic Review	Open	12/14/2002	03/31/2020	Lockheed Martin Corporation	FAA - WASHINGTON DC
121	DTFA01-97-C-00039		HOST SUSTAINMENT/HOCSR	HYBRID	Strategic Review	Open	04/17/1997	09/28/2016	Lockheed Martin Corporation	FAA - WASHINGTON DC
122	DTFAWA-03-C-00059		GCCS (GEOSTATIONARY COMMUNICATION & CONTROL SEGMT)	HYBRID	Strategic Review	Open	03/04/2003	02/28/2017	Lockheed Martin Corporation	FAA - WASHINGTON DC
123	DTFAWA-05-C-00031		FAA AUTOMATED FLIGHT SERVICE STATION (FAA AFSS)	HYBRID	Strategic Review	Open	02/01/2005	09/28/2017	Lockheed Martin Services, Inc.	FAA - WASHINGTON DC
124	DTFAWA-10-C-00052		TIME BASED FLOW MANAGEMENT (TBFM)	HYBRID	Strategic Review	Open	04/30/2010	04/29/2020	Lockheed Martin Corporation	FAA - WASHINGTON DC

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
125	DTFAWA-11-C-00003		NAS NISC III	HYBRID	Strategic Review	Open	10/13/2010	10/12/2017	Lockheed Martin Corporation	FAA - WASHINGTON DC
126	DTFAWA-13-C-00035		COMMON ARTS FOLLOW ON	HYBRID	Strategic Review	Open	04/01/2013	03/31/2017	Lockheed Martin Corporation	FAA - WASHINGTON DC
127	DTFAWA-15-C-00035		DUATS II - DIRECT USER ACCESS TERMINAL SERVICE II	FFP	Strategic Review	Open	05/17/2015	05/16/2017	Lockheed Martin Corporation	FAA - WASHINGTON DC
128	DTFAWA-16-C-00017		MICRO-EARTS FOLLOW-ON	HYBRID	Strategic Review	Open	05/01/2016	04/30/2017	Lockheed Martin Corporation	FAA - WASHINGTON DC
129	DTFAWA-16-C-00021		TERMINAL FLIGHT DATA MANAGER (TFDM	HYBRID	Strategic Review	Open	06/30/2016	06/29/2021	Lockheed Martin Corporation	FAA - WASHINGTON DC
130	DTRT57-12-D-30004		TMIS	CPFF	Strategic Review	Open	02/20/2012	02/14/2017	Lockheed Martin Corporation	US DEPARTMENT OF TRANSPORTATION/RITA
131	DTRT57-12-D-30004	DTRTV-T0024	TMIS	CPFF	Strategic Review	Open	02/20/2012	02/28/2017	Lockheed Martin Corporation	US DEPARTMENT OF TRANSPORTATION/RITA
132	DU100F-14-C-03		HUD ITS	HYBRID	Strategic Review	Open	08/01/2014	07/31/2017	Lockheed Martin Corporation	DEPT OF HOUSING&URBAN DEV,WASHINGTON,DC
133	EP-W-09-031		SCIENTIFIC ENGINEERING RESPONSE & ANALYTICAL SRVS	CPFF	Strategic Review	Open	09/23/2009	09/22/2016	Lockheed Martin Services, Inc.	ENVIRONMENTAL PROTECTION AGENCY, DC
134	FA8240-14-C-2138		DVS O&M	HYBRID	Strategic Review	Open	10/01/2014	09/30/2016	Lockheed Martin Corporation	USAF-HILL AIR FORCE BASE, UT
135	FA8732-13-D-0001		NETCENTS 2 IDIQ	IDIQ	Strategic Review	Open	07/30/2013	07/29/2018	Lockheed Martin Corporation	AFMC
136	FA8732-15-D-0043		NETCENTS 2 NETOPS & INFRASTRUCTURE (F&O) IDIQ	IDIQ	Strategic Review	Open	05/15/2015	05/14/2022	Lockheed Martin Corporation	AFMC
137	FA8732-15-D-0043	1	NETCENTS 2 NETOPS & INFRA - POST AWARD CONF	FFP	Strategic Review	Open	05/15/2015	05/14/2022	Lockheed Martin Corporation	AFMC
138	FA8734-08-D-0003	27	AF PSDT-SP DO #27 TFSC	FFP	Strategic Review	Open	09/01/2015	08/31/2016	Lockheed Martin Services, Inc.	USAF-RANDOLPH AFB
139	FA8734-08-D-0003	28	AF PSDT-SP DO #28 ITDR	HYBRID	Strategic Review	Open	09/01/2015	08/31/2016	Lockheed Martin Services, Inc.	USAF-RANDOLPH AFB
140	FA8734-08-D-0003	29	AF PSDT- AFPOA OPS SERVICES DO #29	HYBRID	Strategic Review	Open	03/01/2016	12/31/2016	Lockheed Martin Services, Inc.	USAF-RANDOLPH AFB
141	FA8734-08-D-0003	30	AF PSDT-SP DO #30 A1X SUPPORT	HYBRID	Strategic Review	Open	09/27/2015	09/26/2016	Lockheed Martin Services, Inc.	USAF-RANDOLPH AFB
142	FA8734-08-D-0003	32	AF PSDT-SP DO #32 DD-214	FFP	Strategic Review	Open	09/27/2015	08/31/2016	Lockheed Martin Services, Inc.	USAF-RANDOLPH AFB
143	FA8734-08-D-0003	33	AF PSDT-SP DO #33 INVISIBLE WOUNDS OF WAR SUPPORT	HYBRID	Strategic Review	Open	03/31/2016	03/30/2017	Lockheed Martin Services, Inc.	USAF-RANDOLPH AFB

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
144	FA8771-11-D-1006		GCSS-AF 2 BASIC	IDIQ	Strategic Review	Open	09/13/2011	09/12/2018	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
145	FA8771-11-D-1006	40	GCSS-AF 2-IBM-ELA	FFP	Strategic Review	Open	10/31/2012	07/31/2017	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
146	FA8771-11-D-1006	78	GCSS-AF 2- CCE AMAZON WEB SERVICES GOVCLOUD PILOT	HYBRID	Strategic Review	Open	11/07/2013	08/06/2017	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
147	FA8771-11-D-1006	94	GCSS-AF 2 - AUTONOMY IDOL 10 UPDATE	HYBRID	Strategic Review	Open	02/21/2014	06/23/2017	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
148	FA8771-11-D-1006	119	GCSS-AF 2-DEAMS 2015	HYBRID	Strategic Review	Open	02/17/2015	02/16/2017	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
149	FA8771-11-D-1006	122	GCSS-AF 2-LMIS-EV 2015	HYBRID	Strategic Review	Open	02/28/2015	08/27/2016	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
150	FA8771-11-D-1006	126	GCSS-AF 2-IPO AND DATA SERVICES	HYBRID	Strategic Review	Open	04/24/2015	08/23/2016	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
151	FA8771-11-D-1006	128	GCSS-AF 2 - CLIN 3001, 3002 & 3003	HYBRID	Strategic Review	Open	06/19/2015	08/18/2016	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
152	FA8771-11-D-1006	132	GCSS-AF 2 CORE SERVICES - MAJOR	FPIF	Strategic Review	Open	08/13/2015	08/12/2016	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
153	FA8771-11-D-1006	133	GCSS-AF 2 -INFORMATICA 2015	FFP	Strategic Review	Open	08/01/2015	07/31/2018	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
154	FA8771-11-D-1006	135	GCSS-AF 2 - IBM INFOSPHERE GUARDIUM	FFP	Strategic Review	Open	09/30/2015	09/29/2016	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
155	FA8771-11-D-1006	136	GCSS-AF 2 - SUSTAINMENT EXCELLENCE	HYBRID	Strategic Review	Open	08/31/2015	11/30/2016	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
156	FA8771-11-D-1006	137	GCSS-AF 2 - EESOH	HYBRID	Strategic Review	Open	09/14/2015	09/13/2016	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
157	FA8771-11-D-1006	138	GCSS-AF 2 - MISSION MIGRATION SUPPORT	HYBRID	Strategic Review	Open	09/30/2015	09/29/2016	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
158	FA8771-11-D-1006	139	GCSS-AF 2-COMMON COMPUTING ENVIRONMENT (CCE)	HYBRID	Strategic Review	Open	09/25/2015	09/24/2016	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
159	FA8771-11-D-1006	140	GCSS-AF 2 - CLOUD ENTERPRISE ENGINEERING (CEE)	HYBRID	Strategic Review	Open	09/30/2015	09/29/2016	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
160	FA8771-11-D-1006	141	GCSS-AF 2 - PIC FUSION 2015	HYBRID	Strategic Review	Open	09/30/2015	09/29/2016	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
161	FA8771-11-D-1006	142	GCSS-AF 2 - ENTERPRISE DATA EXCHANGE (EDE)	HYBRID	Strategic Review	Open	09/17/2015	03/27/2017	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
162	FA8771-11-D-1006	143	GCSS-AF 2-ATANASUITE ENTERPRISE S/W RENEWAL 2015	FFP	Strategic Review	Open	09/25/2015	09/24/2016	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
163	FA8771-11-D-1006	144	GCSS-AF 2 - ENTERPRISE SERVICES ENGRG SUPPORT	HYBRID	Strategic Review	Open	09/30/2015	09/29/2016	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
164	FA8771-11-D-1006	145	GCSS-AF 2 - CLIN 4001, 4002 & 4003	HYBRID	Strategic Review	Open	09/29/2015	09/28/2016	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
165	FA8771-11-D-1006	146	GCSS-AF 2-HP LOADRUNNER LIC RENEWAL 2015	FFP	Strategic Review	Open	11/01/2015	10/31/2016	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
166	FA8771-11-D-1006	147	GCSS-AF 2-JASPERSOFT LIC RENEWAL 2015	FFP	Strategic Review	Open	10/31/2015	10/30/2016	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
167	FA8771-11-D-1006	148	GCSS-AF 2-GOOGLE MAPS LIC RENEWAL 2015	FFP	Strategic Review	Open	11/19/2015	11/18/2016	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
168	FA8771-11-D-1006	149	GCSS-AF 2-SOA SUITE FOR ORACLE BPEL 2015	FFP	Strategic Review	Open	11/25/2015	11/24/2016	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
169	FA8771-11-D-1006	150	GCSS-AF 2 - HP PPM LIC RENEWAL 2015	FFP	Strategic Review	Open	12/01/2015	11/30/2016	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
170	FA8771-11-D-1006	151	GCSS-AF 2 - CLIN 4001 & 4003	HYBRID	Strategic Review	Open	12/09/2015	12/03/2016	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
171	FA8771-11-D-1006	152	GCSS-AF 2 - VCOMMANDER 2015	FFP	Strategic Review	Open	12/17/2015	12/16/2016	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
172	FA8771-11-D-1006	153	GCSS-AF 2 - IBM DATAPOWER LIC RENEWAL 2015	FFP	Strategic Review	Open	01/01/2016	12/31/2016	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
173	FA8771-11-D-1006	154	GCSS-AF 2 - TEAMQUEST LIC RENEWAL 2015	FFP	Strategic Review	Open	01/01/2016	12/31/2016	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
174	FA8771-11-D-1006	155	GCSS-AF 2-DEAMS 2016	HYBRID	Strategic Review	Open	02/17/2016	02/16/2017	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
175	FA8771-11-D-1006	156	GCSS-AF 2-LMIS-EV 2016	HYBRID	Strategic Review	Open	03/18/2016	03/17/2017	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
176	FA8771-11-D-1006	157	GCSS-AF 2 - RED HAT JBOSS LIC RENEWAL 2016	FFP	Strategic Review	Open	01/28/2016	01/27/2017	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
177	FA8771-11-D-1006	158	GCSS-AF 2-AKAMAI MAINT RENEWAL 2016	FFP	Strategic Review	Open	03/01/2016	02/28/2017	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
178	FA8771-11-D-1006	159	GCSS-AF 2-VMWARE SW MAINTENANCE 2016	FFP	Strategic Review	Open	04/01/2016	03/31/2017	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
179	FA8771-11-D-1006	160	GCSS-AF 2 - CLIN 4001, 4002 & 4003	HYBRID	Strategic Review	Open	04/12/2016	04/11/2017	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
180	FA8771-11-D-1006	161	GCSS-AF 2-METASTORM 2016	FFP	Strategic Review	Open	04/01/2016	03/31/2017	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
181	FA8771-11-D-1006	162	GCSS-AF 2 - CLIN 4001 & 4002	HYBRID	Strategic Review	Open	05/02/2016	05/01/2017	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
182	FA8771-11-D-1006	163	GCSS-AF 2- SERVICENOW 2016	FFP	Strategic Review	Open	04/01/2016	03/31/2017	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
183	FA8771-11-D-1006	164	GCSS-AF 2- SPLUNK ENTERPRISE 2016	FFP	Strategic Review	Open	05/11/2016	05/10/2017	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
184	FA8771-11-D-1006	165	GCSS-AF 2- IBM TAM 6.0 & 6.1 2016	FFP	Strategic Review	Open	06/01/2016	04/30/2017	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
185	FA8771-11-D-1006	FA8772-16-F-1005	GCSS-AF 2 - CLIN 4001 & 4003	FPIF	Strategic Review	Open	06/27/2016	06/26/2017	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
186	FA8771-11-D-1006	FA8772-16-F-1006	GCSS-AF 2 CORE SERVICES - MAJOR	FPIF	Strategic Review	Open	08/13/2016	08/12/2017	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
187	FA8771-11-D-1006	FA8772-16-F-1007	GCSS-AF 2 - CLIN 4001 & 4002	FPIF	Strategic Review	Open	06/29/2016	06/28/2017	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
188	FA8771-11-D-1006	FA8772-16-F-1010	GCSS-AF 2-COMMON COMPUTING ENVIRONMENT (CCE) CONVE	HYBRID	Strategic Review	Open	09/05/2016	09/03/2017	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
189	FA8771-11-D-1006	FA8772-16-F-1011	GCSS-AF 2-SUSTAINMENT EXCELLENCE 2016	HYBRID	Strategic Review	Open	08/31/2016	08/30/2017	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
190	FA8771-11-D-1006	FA8772-16-F-1012	GCSS-AF 2-ERP ARCHITECTURE AND ENGINEERING SUPPORT	HYBRID	Strategic Review	Open	08/21/2016	08/20/2017	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
191	FA8771-11-D-1006	FA8772-16-F-1013	GCSS-AF 2 - CLIN 4001, 4002 & 4003	HYBRID	Strategic Review	Open	07/25/2016	07/24/2017	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
192	FA8771-11-D-1006	FA8772-16-F-1014	GCSS-AF 2-ENTERPRISE INFRASTRUCTURE & PLATFORM ENG	HYBRID	Strategic Review	Open	08/30/2016	08/29/2017	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
193	FA8771-11-D-1006	FA8772-16-F-1015	GCSS-AF 2-ENTERPRISE INFRASTRUCTURE TECH REFRESH	HYBRID	Strategic Review	Open	07/25/2016	07/24/2017	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
194	FA8771-11-D-1006	FA8772-16-F-1016	GCSS-AF 2-ENTERPRISE INFRASTRUCTURE & PLATFORM BUI	HYBRID	Strategic Review	Open	07/25/2016	07/24/2017	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
195	FA8771-11-D-1006	FA8772-16-F-1017	GCSS-AF 2-IAAS PAAS	HYBRID	Strategic Review	Open	08/07/2016	08/06/2017	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
196	FA8771-11-D-1006	FA8772-16-F-1018	GCSS-AF 2 - SILANIS SW MAINT RENEWAL 2016	FFP	Strategic Review	Open	07/15/2016	07/14/2017	Lockheed Martin Corporation	USAF-MAXWELL AFB,ALABAMA
197	FA8808-12-F-0001		CAMP PARKS COMMUNICATION ANNEX OM&S	HYBRID	Strategic Review	Open	06/15/2012	11/30/2016	Lockheed Martin Integrated Systems, Inc.	SMC/MCK SPACE & MISSILE SYSTEMS CENTER, EL SEGUNDO
198	GS-00F-242CA		CONSOLIDATED SCHEDULE - PROFESSIONAL SERVICES	IDIQ	Strategic Review	Open	08/15/2015	08/14/2020	Lockheed Martin Services, Inc.	GENERAL SERVICES ADMINISTRATION, WA

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
199	GS-00F-242CA	FA6643-16-F-0006	AFRC F-16 MTT SOFTWARE CONCURRENCY (FOLLOW-ON)	HYBRID	Strategic Review	Open	05/26/2016	10/25/2016	Lockheed Martin Services, Inc.	USAF, ROBBINS AFB, GEORGIA
200	GS00Q09BGD0039		GSA ALLIANT GWAC BASIC	IDIQ	Strategic Review	Open	05/01/2009	04/30/2019	Lockheed Martin Integrated Systems, Inc.	GENERAL SERVICES ADMINISTRATION, CA
201	GS00Q09BGD0039	D12PD00538	MEPCOM II	HYBRID	Strategic Review	Open	04/01/2012	08/31/2016	Lockheed Martin Integrated Systems, Inc.	ARMY-HQ US ARMY MEPCOM, NORTH CHICAGO,IL W52BKS
202	GS00Q09BGD0039	DJA-13-AHDQ-G-0174	ENTERPRISE STANDARD ARCHITECTURE (ESA) IV	HYBRID	Strategic Review	Open	01/01/2013	03/31/2017	Lockheed Martin Integrated Systems, Inc.	BUREAU OF ALCOHOL, TOBACCO, FIREARMS AND EXPLOSIVE
203	GS00Q09BGD0039	DOLB129633889	DATA CENTER CONSOLIDATION INITIATIVE (DCCI) PROJEC	HYBRID	Strategic Review	Open	09/25/2012	09/24/2016	Lockheed Martin Integrated Systems, Inc.	DEPT OF LABOR, OASAM OFFC OF PROC SVC,DC
204	GS00Q09BGD0039	EP-G15H-01139	ENTERPRISE CONTENT MANAGEMENT SYSTEM (ECMS)	HYBRID	Strategic Review	Open	06/24/2015	06/23/2017	Lockheed Martin Integrated Systems, Inc.	ENVIRONMENTAL PROTECTION AGENCY, DC
205	GS00Q09BGD0039	FBIMASS001	MAINTENANCE AGREEMENT SUPPORT SERVICES (MASS)	HYBRID	Strategic Review	Open	08/28/2012	08/31/2016	Lockheed Martin Integrated Systems, Inc.	FEDERAL BUREAU OF INVESTIGATION, WASH,DC
206	GS00Q09BGD0039	GSQ0014AJ0024	GSA CAMEO	HYBRID	Strategic Review	Open	05/15/2014	09/30/2016	Lockheed Martin Integrated Systems, Inc.	GENERAL SERVICES ADMINISTRATION, VA
207	GS00Q09BGD0039	GST0012AJ0077	DC3	HYBRID	Strategic Review	Open	01/27/2012	01/26/2017	Lockheed Martin Integrated Systems, Inc.	GENERAL SERVICES ADMINISTRATION, VA
208	GS00Q09BGD0039	GST0813BP0009	ENGINEERING & OPS SUPPT FOR THE NETWK TRAINING CTR	HYBRID	Strategic Review	Open	01/01/2013	12/31/2016	Lockheed Martin Integrated Systems, Inc.	GENERAL SERVICES ADMINISTRATION, GA
209	GS00Q09BGD0039	HHSM-500-2016-0013U	NATIONAL DATA WAREHOUSE (NDW) GSA ALLIANT GWAC	CPFF/AF	Strategic Review	Open	08/01/2016	08/31/2022	Lockheed Martin Integrated Systems, Inc.	CENTERS MEDICARE & MEDICAID,BALTIMORE,MD
210	GS00Q09BGD0039	W912DY-15-F-0164	NEXT GENERATION TECHNICAL SUPPORT IV (NGTS IV)	HYBRID	Strategic Review	Open	08/20/2015	09/17/2016	Lockheed Martin Integrated Systems, Inc.	US ARMY ENGINEERING & SUPPORT CENTER, HUNTSVILLE
211	GS00V08PDD0065		GSA USA CONTACT IDIQ	IDIQ	Strategic Review	Open	03/10/2008	03/10/2018	Lockheed Martin Services, Inc.	GENERAL SERVICES ADMINISTRATION, DC
212	GS00V08PDD0065	DU100H-15-T-00002	HUD FHA RESOURCE CENTER	HYBRID	Strategic Review	Open	05/01/2015	04/30/2017	Lockheed Martin Services, Inc.	DEPT OF HOUSING&URBAN DEV,WASHINGTON,DC
213	GS00V08PDD0065	EP-G11C-00150	EPA CINCINNATI PUB ORDER TRACKING AND DIST SERVICE	HYBRID	Strategic Review	Open	10/01/2011	09/30/2016	Lockheed Martin Services, Inc.	ENVIRONMENTAL PROTECTION AGENCY, OH
214	GS-02F-0114T		GSA MOBIS 874 SIN 4	IDIQ	Strategic Review	Open	06/14/2007	06/13/2017	LOCKHEED MARTIN CORPORATION	GENERAL SERVICES ADMINISTRATION, VA

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
215	GS02Q16DCR0022		HUMAN CAPITAL & TRAINING SOL (HCATS) - POOL 1	IDIQ	Strategic Review	Open	05/13/2016	05/12/2021	Lockheed Martin Corporation	GSA REGION 2, NEW YORK, NY
216	GS02Q16DCR0057		HUMAN CAPITAL & TRAINING SOL (HCATS) - POOL 2	IDIQ	Strategic Review	Open	05/13/2016	05/12/2021	Lockheed Martin Corporation	GSA REGION 2, NEW YORK, NY
217	GS-10F-0324L	HHSP233201200097G	NCI DISTRIBUTION CENTER	TAM	Strategic Review	Open	01/18/2012	01/17/2017	Lockheed Martin Services, Inc.	DHHS/PSC/DAM, ROCKVILLE, MD
218	GS11Q15BJC0004		PROGRAM OFFICE SUPPORT (CISS) 1 YEAR BRIDGE	HYBRID	Strategic Review	Open	09/29/2015	09/28/2016	Lockheed Martin Corporation	GENERAL SERVICES ADMINISTRATION, DC
219	GS-23F-0081K		GSA PES SCHEDULE (PROFESSIONAL ENGINEERING SVCS.)	IDIQ	Strategic Review	Open	01/14/2000	12/31/2019	Lockheed Martin Integrated Systems, Inc.	GENERAL SERVICES ADMINISTRATION, VA
220	GS-23F-0081K	HSCG44-13-F-PC2036	PAWSS	TAM	Strategic Review	Open	04/01/2013	08/31/2016	Lockheed Martin Integrated Systems, Inc.	US COAST GUARD
221	GS-23F-0113N		PROFESSIONAL ENGINEERING SERVICES (PES)	IDIQ	Strategic Review	Open	01/15/2003	01/14/2018	Lockheed Martin Services, Inc.	GENERAL SERVICES ADMINISTRATION, WA
222	GS-23F-0113N	NNG16PT41D	UV DETECTOR AND PHOTOCATHODE DEVELOPMENT (STOCK)	FFP	Strategic Review	Open	06/01/2016	09/30/2016	Lockheed Martin Corporation	NASA - GODDARD SPACE FLIGHT CENTER
223	GS-35F-285DA		GSA IT-70 SCHEDULE NEW	IDIQ	Strategic Review	Open	04/22/2016	04/21/2021	Lockheed Martin Corporation	GENERAL SERVICES ADMINISTRATION, DC
224	GST0012AJ0036		JIEDDO- COIC	IDIQ	Strategic Review	Open	12/08/2011	12/07/2016	Lockheed Martin Corporation	FEDSIM CONTRACTING CENTER, ALEXANDRIA,VA
225	GST0013AJ0036		JIEDDO OPS - JCAST	HYBRID	Strategic Review	Open	06/12/2013	12/11/2016	Lockheed Martin Corporation	FEDSIM CONTRACTING CENTER, ALEXANDRIA,VA
226	GST0510BM0126		USAF AMC LOGISTICS INT AND WEAPON SYSTEM SUPPORT	HYBRID	Strategic Review	Open	09/21/2010	09/20/2016	Lockheed Martin Integrated Systems, Inc.	GENERAL SERVICES ADMINISTRATION, GA
227	H98230-10-D-0021		NSA-G FACILITY SERVICES CONTRACT	IDIQ	Strategic Review	Open	01/01/2010	09/30/2016	Lockheed Martin Corporation	MARYLAND PROCUREMENT OFFICE,FT.GEORGE,MD
228	H98230-10-D-0021	5	NSA-G FACILITITY SERVICES CONTRACT	FFP	Strategic Review	Open	10/01/2014	09/30/2016	Lockheed Martin Corporation	MARYLAND PROCUREMENT OFFICE,FT.GEORGE,MD
229	H98230-10-D-0021	6	NSA-G FACILITITY SERVICES CONTRACT	FFP	Strategic Review	Open	10/01/2014	09/30/2016	Lockheed Martin Corporation	MARYLAND PROCUREMENT OFFICE,FT.GEORGE,MD

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
230	H98230-14-C-0020		COBRADUST	HYBRID	Strategic Review	Open	03/31/2014	10/31/2016	Lockheed Martin Corporation	MARYLAND PROCUREMENT OFFICE,FT.GEORGE,MD
231	HC1028-08-D-2022		ENCORE II - INFORMATION TECHNOLOGY SOLUTIONS	IDIQ	Strategic Review	Open	06/01/2008	05/31/2017	Lockheed Martin Integrated Systems, Inc.	USAF-DISA/DITCO, SCOTT AFB, IL
232	HC1028-08-D-2022	6S01	IGC II INTEGRATED DATA ENVIRONMENT	HYBRID	Strategic Review	Open	08/01/2014	09/30/2016	Lockheed Martin Integrated Systems, Inc.	THE UNITED STATES TRANSPORTATION COMMAND SCOTT AFB
233	HC1028-12-D-0021		GSM-O: IDIQ	IDIQ	Strategic Review	Open	10/02/2012	10/01/2017	Lockheed Martin Corporation	USAF-DISA/DITCO, SCOTT AFB, IL
234	HC1028-12-D-0021	5	GSM-O: INTEGRATION SUPPORT	HYBRID	Strategic Review	Open	06/07/2013	06/06/2018	Lockheed Martin Corporation	USAF-DISA/DITCO, SCOTT AFB, IL
235	HC1028-12-D-0021	10	GSM-O: NCCM-R	HYBRID	Strategic Review	Open	12/13/2013	09/12/2016	Lockheed Martin Corporation	USAF-DISA/DITCO, SCOTT AFB, IL
236	HC1028-12-D-0021	12	GSM-O: AFRICOM J2	HYBRID	Strategic Review	Open	05/01/2014	04/30/2019	Lockheed Martin Corporation	USAF-DISA/DITCO, SCOTT AFB, IL
237	HC1028-12-D-0021	13	GSM-O: ADNET	HYBRID	Strategic Review	Open	09/22/2014	09/21/2019	Lockheed Martin Corporation	USAF-DISA/DITCO, SCOTT AFB, IL
238	HC1028-12-D-0021	20	GSM-O: DISA COMMAND CENTER SUPPORT (DCC)	HYBRID	Strategic Review	Open	05/01/2015	04/30/2020	Lockheed Martin Corporation	USAF-DISA/DITCO, SCOTT AFB, IL
239	HC1028-12-D-0021	23	GSM-O: USAFRICOM OPS SUPPORT	HYBRID	Strategic Review	Open	07/10/2015	07/09/2019	Lockheed Martin Corporation	USAF-DISA/DITCO, SCOTT AFB, IL
240	HC1028-12-D-0021	24	GSM-O: OP AND SUST OF THE DISN INFRASTRUCTURE	HYBRID	Strategic Review	Open	01/19/2016	01/18/2018	Lockheed Martin Corporation	USAF-DISA/DITCO, SCOTT AFB, IL
241	HC1028-12-D-0021	25	GSM-O: MAINT & REPAIR DISN INFRASTRUCTURE	HYBRID	Strategic Review	Open	01/01/2016	12/31/2016	Lockheed Martin Corporation	USAF-DISA/DITCO, SCOTT AFB, IL
242	HC1028-12-D-0021	26	GSM-O: JRSS	HYBRID	Strategic Review	Open	03/29/2016	03/28/2019	Lockheed Martin Corporation	USAF-DISA/DITCO, SCOTT AFB, IL
243	HC1028-12-D-0021	27	GSM-O: INFORMATION ASSURANCE PROGRAM SUPPORT	HYBRID	Strategic Review	Open	03/14/2016	03/13/2020	Lockheed Martin Corporation	USAF-DISA/DITCO, SCOTT AFB, IL
244	HC1028-12-D-0021	28	GSM-O: WHCA	HYBRID	Strategic Review	Open	01/12/2016	01/11/2020	Lockheed Martin Corporation	USAF-DISA/DITCO, SCOTT AFB, IL
245	HC1028-12-D-0021	29	GSM-O: GSM-O NET ASSURANCE SUPPORT	HYBRID	Strategic Review	Open	03/14/2016	03/13/2020	Lockheed Martin Corporation	USAF-DISA/DITCO, SCOTT AFB, IL
246	HC1028-12-D-0021	30	GSM-O: JFHQ-DODIN	HYBRID	Strategic Review	Open	06/18/2016	06/17/2020	Lockheed Martin Corporation	USAF-DISA/DITCO, SCOTT AFB, IL
247	HC1028-12-D-0021	32	GSM-O: AFRICOM SIPR NIPR	HYBRID	Strategic Review	Open	07/10/2016	07/09/2020	Lockheed Martin Corporation	USAF-DISA/DITCO, SCOTT AFB, IL
248	HC1028-12-D-0028		DISA T&E MSS	IDIQ	Strategic Review	Open	07/30/2012	01/26/2018	Lockheed Martin Corporation	DEFENSE INFORMATION SYSTEMS AGENCY

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
249	HC1028-13-F-0255		AFNCR-IT	HYBRID	Strategic Review	Open	07/01/2013	09/30/2016	Lockheed Martin Integrated Systems, Inc.	USAF-DISA/DITCO, SCOTT AFB, IL
250	HDTRA1-08-D-0016		DEFENCE THREAT REDUCTION AGENCY (DTRA)	HYBRID	Strategic Review	Open	09/15/2008	09/16/2018	Lockheed Martin Integrated Systems, Inc.	DEFENSE THREAT REDUCTION AGENCY, VA
251	HDTRA1-08-D-0016	19	DTRA - TASK ORDER 0019	HYBRID	Strategic Review	Open	09/01/2015	08/31/2016	Lockheed Martin Integrated Systems, Inc.	DEFENSE THREAT REDUCTION AGENCY, VA
252	HDTRA1-08-D-0016	20	DTRA - TASK ORDER 0020	HYBRID	Strategic Review	Open	09/19/2016	09/18/2017	Lockheed Martin Integrated Systems, Inc.	DEFENSE THREAT REDUCTION AGENCY, VA
253	HDTRA1-08-D-0016	21	DTRA - TASK ORDER 0021	HYBRID	Strategic Review	Open	09/25/2015	09/24/2016	Lockheed Martin Integrated Systems, Inc.	DEFENSE THREAT REDUCTION AGENCY, VA
254	HDTRA1-08-D-0016	22	DTRA - TASK ORDER 0022	HYBRID	Strategic Review	Open	02/01/2016	01/31/2017	Lockheed Martin Integrated Systems, Inc.	DEFENSE THREAT REDUCTION AGENCY, VA
255	HDTRA1-08-D-0016	24	DTRA - TASK ORDER 0024	FFP	Strategic Review	Open	07/09/2015	11/08/2016	Lockheed Martin Integrated Systems, Inc.	DEFENSE THREAT REDUCTION AGENCY, VA
256	HDTRA1-08-D-0016	26	DTRA - TASK ORDER 0026	FFP	Strategic Review	Open	08/07/2015	08/26/2016	Lockheed Martin Integrated Systems, Inc.	DEFENSE THREAT REDUCTION AGENCY, VA
257	HDTRA1-08-D-0016	27	DTRA - TASK ORDER 0027	FFP	Strategic Review	Open	09/30/2015	09/29/2016	Lockheed Martin Integrated Systems, Inc.	DEFENSE THREAT REDUCTION AGENCY, VA
258	HDTRA1-08-D-0016	28	DTRA - TASK ORDER 0028	HYBRID	Strategic Review	Open	04/22/2016	04/21/2017	Lockheed Martin Integrated Systems, Inc.	DEFENSE THREAT REDUCTION AGENCY, VA
259	HHM402-10-D-0015		DIA SITE	IDIQ	Strategic Review	Open	05/14/2010	05/13/2020	Lockheed Martin Corporation	DEF INTELLIGENCE AGENCY,WASHINGTON,D.C.
260	HHM402-10-D-0015	2	DIA ENTERPRISE INFRASTRUCTURE ENG SERVICES (EIES)	HYBRID	Strategic Review	Open	11/01/2013	01/31/2017	Lockheed Martin Corporation	DEF INTELLIGENCE AGENCY,WASHINGTON,D.C.
261	HHM402-12-D-0014		SOLUTIONS FOR INTELLIGENCE ANALYSIS (SIA) II	IDIQ	Strategic Review	Open	11/12/2012	11/11/2016	Lockheed Martin Corporation	DEF INTELLIGENCE AGENCY,WASHINGTON,D.C.
262	HHM402-12-D-0014	1	SIA II - DCTC	HYBRID	Strategic Review	Open	09/27/2013	09/26/2016	Lockheed Martin Corporation	DEF INTELLIGENCE AGENCY,WASHINGTON,D.C.
263	HHM402-15-D-0027		E-SITE	IDIQ	Strategic Review	Open	07/17/2015	12/04/2016	Lockheed Martin Corporation	DEF INTELLIGENCE AGENCY,WASHINGTON,D.C.
264	HHSF223200950007I		ENTERPRISE SYSTEM LIFE CYCLE MANAGEMENT SUPPORT	IDIQ	Strategic Review	Open	07/09/2009	06/30/2019	Lockheed Martin Integrated Systems, Inc.	FOOD AND DRUG ADMINISTRATION (FDA), MD.

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
265	HHSF223200950007I	HHSF22301001T	MISSION ACCOMPLISHMENT & REGULATORY COMPLIANCE	HYBRID	Strategic Review	Open	09/25/2013	09/24/2017	Lockheed Martin Integrated Systems, Inc.	FOOD AND DRUG ADMINISTRATION (FDA), MD.
266	HHSM-500-2006-00024I	HHSM-500-T0002	CMS CCS NATIONAL DATA WAREHOUSE (NDW)	HYBRID	Strategic Review	Open	05/14/2014	05/31/2017	Lockheed Martin Services, Inc.	CENTERS MEDICARE & MEDICAID,BALTIMORE,MD
267	HHSM-500-2007-00004I		CMS, OAGM, AGG, DBSC	IDIQ	Strategic Review	Open	10/26/2006	10/25/2016	Lockheed Martin Services, Inc.	CENTERS MEDICARE & MEDICAID,BALTIMORE,MD
268	HHSM-500-2013-00016I		VIRTUAL DATA CENTER PRIME CONTRACT	IDIQ	Strategic Review	Open	11/15/2012	11/14/2016	Lockheed Martin Services, Inc.	DEPARTMENT OF HEALTH & HUMAN SERVICES, MD
269	HHSM-500-2013-00016I	HHSM-500-T0001	VDCP NPPTP INFRASTRUCTURE	FFP	Strategic Review	Open	08/08/2013	08/07/2017	Lockheed Martin Services, Inc.	DEPARTMENT OF HEALTH & HUMAN SERVICES, MD
270	HHSM-500-2013-00016I	HHSM-500-T0002	CMS ENTERPRISE COMPUTING SERVICES (CECS)	HYBRID	Strategic Review	Open	06/01/2014	11/30/2016	Lockheed Martin Services, Inc.	DEPARTMENT OF HEALTH & HUMAN SERVICES, MD
271	HHSM-500-2013-00016I	HHSM-500-T0003	VDC TO IHCCS	HYBRID	Strategic Review	Open	06/01/2014	12/31/2016	Lockheed Martin Services, Inc.	DEPARTMENT OF HEALTH & HUMAN SERVICES, MD
272	HHSN263999900033I	EP-G11H-00153	CCRS	HYBRID	Strategic Review	Open	07/06/2011	01/05/2017	Lockheed Martin Services, Inc.	ENVIRONMENTAL PROTECTION AGENCY, DC
273	HHSN263999900033I	EP-G12S-00002	OSRTI SUPERFUND ENTERPRISE MGMT SUPPT (SEMS)	HYBRID	Strategic Review	Open	12/16/2011	12/15/2016	Lockheed Martin Services, Inc.	ENVIRONMENTAL PROTECTION AGENCY, DC
274	HHSN263999900033I	EP-G12S-00003	OSRTI SEMS REFERENCE DESK, TRAINING AND HELP DESK	HYBRID	Strategic Review	Open	12/16/2011	12/15/2016	Lockheed Martin Services, Inc.	ENVIRONMENTAL PROTECTION AGENCY, DC
275	HHSN263999900033I	HHSP233201175055W	OCSE - FEDERAL PARENT LOCATOR SERVICES (FPLS)	HYBRID	Strategic Review	Open	08/20/2011	08/19/2016	Lockheed Martin Services, Inc.	DEPARTMENT OF HEALTH & HUMAN SERVICES, MD
276	HHSN276201400198U		NIH-NLM PES TECH SPT AUDIOVISUAL PGM	TAM	Strategic Review	Open	08/12/2014	08/11/2017	Lockheed Martin Services, Inc.	NATIONAL LIBRARY OF MEDICINE, MD
277	HHSN316201200034W		CHIEF INFO OFF - SOLUTIONS & PARTNERS 3 (CIO-SP3)	IDIQ	Strategic Review	Open	06/01/2012	05/31/2022	Lockheed Martin Services, Inc.	NATIONAL INSTITUTES OF HEALTH, MD
278	HHSN316201200034W	EP-G16D-00235	DEVELOPMENTAL SYSTEM TOXICITY NETWORK (DEVTOXNET)	FFP	Strategic Review	Open	07/01/2016	06/30/2017	Lockheed Martin Services, Inc.	NATIONAL INSTITUTES OF HEALTH, MD
279	HHSN316201200034W	H92276-14-F-0022	SOCAFRICA IE/EA	HYBRID	Strategic Review	Open	07/01/2014	06/30/2017	Lockheed Martin Services, Inc.	SPECIAL OPERATIONS COMMAND-AFRICA, STUTTGART, GERM

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
280	HHSN316201200034W	HT9402-15-F-0030	CLINICAL QUALITY MANAGEMENT SUPPORT (CQMS)	HYBRID	Strategic Review	Open	10/01/2015	09/30/2016	Lockheed Martin Services, Inc.	DEFENSE HEALTH AGENCY-COD FC, FALLS CHURCH, VA
281	HHSP23320095401JI		HHS PSC ITO	IDIQ	Strategic Review	Open	10/01/2009	09/30/2016	Lockheed Martin Services, Inc.	DHHS/PSC/DAM, ROCKVILLE, MD
282	HHSP23320095401JI	HHSP23337001T	HHS PSC ITIO TASK ORDER	HYBRID	Strategic Review	Open	10/01/2009	09/30/2016	Lockheed Martin Services, Inc.	DHHS/PSC/DAM, ROCKVILLE, MD
283	HHSP233201400009I		HHS PSS FOR OCR	IDIQ	Strategic Review	Open	04/30/2014	04/29/2019	Lockheed Martin Services, Inc.	DHHS/PSC/DAM, ROCKVILLE, MD
284	HM047615D0002		LSC IDIQ	IDIQ	Strategic Review	Open	07/02/2015	07/03/2019	Lockheed Martin Corporation	NATIONAL GEOSPATIAL INTELLIGENCE AGENCY, VA
285	HM047615D0002	2	LSC TASK ORDER 0002	HYBRID	Strategic Review	Open	09/30/2015	11/25/2016	Lockheed Martin Corporation	NATIONAL GEOSPATIAL INTELLIGENCE AGENCY, VA
286	HM047615D0002	3	LSC TASK ORDER 0003	HYBRID	Strategic Review	Open	01/22/2016	11/25/2016	Lockheed Martin Corporation	NATIONAL GEOSPATIAL INTELLIGENCE AGENCY, VA
287	HM047615D0002	4	LSC TASK ORDER 4	HYBRID	Strategic Review	Open	02/01/2016	11/25/2016	Lockheed Martin Corporation	NATIONAL GEOSPATIAL INTELLIGENCE AGENCY, VA
288	HM047615D0002	5	LSC TASK ORDER 0005	HYBRID	Strategic Review	Open	01/15/2016	11/25/2016	Lockheed Martin Corporation	NATIONAL GEOSPATIAL INTELLIGENCE AGENCY, VA
289	HM047615D0002	6	LSC TASK ORDER 0006	HYBRID	Strategic Review	Open	02/09/2016	02/08/2017	Lockheed Martin Corporation	NATIONAL GEOSPATIAL INTELLIGENCE AGENCY, VA
290	HM047615D0009		EXPLOIT IDIQ	IDIQ	Strategic Review	Open	09/30/2015	03/28/2021	Lockheed Martin Corporation	NATIONAL GEOSPATIAL INTELLIGENCE AGENCY, VA
291	HM047615D0009	1	EXPLOIT TASK ORDER 0001	HYBRID	Strategic Review	Open	09/30/2015	09/29/2016	Lockheed Martin Corporation	NATIONAL GEOSPATIAL INTELLIGENCE AGENCY, VA
292	HM047615D0009	2	EXPLOIT TASK ORDER 002	HYBRID	Strategic Review	Open	04/07/2016	04/06/2017	Lockheed Martin Corporation	NATIONAL GEOSPATIAL INTELLIGENCE AGENCY, VA
293	HM157516D0001		GEOAXIS RECOMPETE IDIQ	IDIQ	Strategic Review	Open	04/01/2016	06/30/2021	Lockheed Martin Corporation	NATIONAL GEOSPATIAL INTELLIGENCE AGENCY, VA
294	HM157516D0001	1	GEOAXIS IDIQ - TO 0001	HYBRID	Strategic Review	Open	04/01/2016	06/30/2017	Lockheed Martin Corporation	NATIONAL GEOSPATIAL INTELLIGENCE AGENCY, VA

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
295	HM157516D0001	2	GEOAXIS IDIQ - TO 0002	HYBRID	Strategic Review	Open	07/01/2016	06/30/2017	Lockheed Martin Corporation	NATIONAL GEOSPATIAL INTELLIGENCE AGENCY, VA
296	HM157516D0001	3	GEOAXIS IDIQ - TO 0003	HYBRID	Strategic Review	Open	07/01/2016	06/30/2017	Lockheed Martin Corporation	NATIONAL GEOSPATIAL INTELLIGENCE AGENCY, VA
297	HSCG23-16-A-PFC000		TRAINING SUPPORT SERVICES FOR THE USCG TRAINING SY	BAA	Strategic Review	Open	05/01/2016	04/30/2017	Lockheed Martin Corporation	US COAST GUARD
298	HSCG23-16-A-PFC000	HSCG23-16-F-PFC022	TRAINING AND SUPPORT SERVICES (YORKTOWN, VA)	HYBRID	Strategic Review	Open	05/01/2016	11/30/2016	Lockheed Martin Corporation	US COAST GUARD
299	HSCG23-16-A-PFC000	HSCG23-16-F-PFC029	TRAINING AND SUPPORT SERVICES (MLEA)	HYBRID	Strategic Review	Open	05/01/2016	11/30/2016	Lockheed Martin Corporation	US COAST GUARD
300	HSCG23-16-A-PFC000	HSCG23-16-F-PFC033	TRAINING AND SUPPORT SERVICES (LDC)	HYBRID	Strategic Review	Open	05/01/2016	11/30/2016	Lockheed Martin Corporation	US COAST GUARD
301	HSCG23-16-A-PFC000	HSCG23-16-F-PFC034	TRAINING AND SUPPORT SERVICES (ELIZABETH CITY, NC)	HYBRID	Strategic Review	Open	05/01/2016	11/30/2016	Lockheed Martin Corporation	US COAST GUARD
302	HSCG23-16-A-PFC000	HSCG23-16-F-PFC035	TRAINING AND SUPPORT SERVICES (TCY YORKTOWN, VA)	HYBRID	Strategic Review	Open	05/01/2016	11/30/2016	Lockheed Martin Corporation	US COAST GUARD
303	HSCG23-16-A-PFC000	HSCG23-16-F-PFC036	TRAINING AND SUPPORT SERVICES (ATC MOBILE)	HYBRID	Strategic Review	Open	05/01/2016	11/30/2016	Lockheed Martin Corporation	US COAST GUARD
304	HSCG23-16-A-PFC000	HSCG23-16-F-PFC037	TRAINING AND SUPPORT SERVICES (TCCM CAPE MAY, NJ)	HYBRID	Strategic Review	Open	05/01/2016	11/30/2016	Lockheed Martin Corporation	US COAST GUARD
305	HSCG23-16-A-PFC000	HSCG23-16-F-PFC038	TRAINING AND SUPPORT SERVICES (PETALUMA, CA)	HYBRID	Strategic Review	Open	05/01/2016	11/30/2016	Lockheed Martin Corporation	US COAST GUARD
306	HSCG23-16-A-PFC000	HSCG23-16-F-PFC039	TRAINING AND SUPPORT SERVICES (SMTC - CAMP LEJUNE)	HYBRID	Strategic Review	Open	05/01/2016	11/30/2016	Lockheed Martin Corporation	US COAST GUARD
307	HSCG23-16-A-PFC000	HSCG23-16-F-PFC040	TRAINING AND SUPPORT SERVICES (SMTC OCO)	HYBRID	Strategic Review	Open	05/01/2016	11/30/2016	Lockheed Martin Corporation	US COAST GUARD
308	HSHQDC-14-D-E2042		DHS EAGLE II IDIQ	IDIQ	Strategic Review	Open	05/09/2014	09/26/2018	Lockheed Martin Corporation	DEPT. OF HOMELAND SECURITY, WASH, DC
309	HSSS01-13-D-0001		DRY FILTER UNIT SUPPORT IDIQ	IDIQ	Strategic Review	Open	01/10/2012	12/31/2017	Lockheed Martin Services, Inc.	US SECRET SERVICE, WASHINGTON, DC
310	HSSS01-13-D-0001	HSSS01-16-J-0001	DRY FILTER UNIT SUPPORT (DO 4)	HYBRID	Strategic Review	Open	10/01/2015	09/30/2016	Lockheed Martin Services, Inc.	US SECRET SERVICE, WASHINGTON, DC

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
311	HSTS01-08-D-HRM010		TSA IHOP	IDIQ	Strategic Review	Open	07/03/2008	01/01/2017	Lockheed Martin Integrated Systems, Inc.	TRANSPORTATION SECURITY ADMIN, WASHINGTON DC
312	HSTS01-08-D-HRM010	HSTS01-15-J-HRM094	HRACCESS SYSTEM TRANSITION INITIAL PLNG/MIGRATION	HYBRID	Strategic Review	Open	07/24/2015	01/02/2017	Lockheed Martin Integrated Systems, Inc.	TRANSPORTATION SECURITY ADMIN, WASHINGTON DC
313	HSTS01-08-D-HRM010	HSTS01-15-J-HRM111	AD-HOC REPORT TRANSITION	HYBRID	Strategic Review	Open	10/01/2015	12/31/2016	Lockheed Martin Integrated Systems, Inc.	TRANSPORTATION SECURITY ADMIN, WASHINGTON DC
314	HSTS01-08-D-HRM010	HSTS01-16-J-HRM025	TSA IHOP OPTION YEAR 7	HYBRID	Strategic Review	Open	01/02/2016	01/01/2017	Lockheed Martin Integrated Systems, Inc.	TRANSPORTATION SECURITY ADMIN, WASHINGTON DC
315	HSTS01-08-D-HRM010	HSTS01-16-J-HRM032	WORKFORCE PLANNING TRANSITION SERVICES	HYBRID	Strategic Review	Open	02/25/2016	10/31/2016	Lockheed Martin Integrated Systems, Inc.	TRANSPORTATION SECURITY ADMIN, WASHINGTON DC
316	HSTS01-08-D-HRM010	HSTS01-16-J-HRM033	POSITION MANAGEMENT/POSITION CLASSIFIC TRANSITION	HYBRID	Strategic Review	Open	02/09/2016	01/01/2017	Lockheed Martin Integrated Systems, Inc.	TRANSPORTATION SECURITY ADMIN, WASHINGTON DC
317	HSTS01-08-D-HRM010	HSTS01-16-J-HRM034	RETIREMENT TRANSITION SUPPORT SERVICES	HYBRID	Strategic Review	Open	02/12/2016	01/01/2017	Lockheed Martin Integrated Systems, Inc.	TRANSPORTATION SECURITY ADMIN, WASHINGTON DC
318	HSTS01-08-D-HRM010	HSTS01-16-J-HRM035	MAP TRANSITION SUPPORT SERVICES	HYBRID	Strategic Review	Open	01/02/2016	01/01/2017	Lockheed Martin Integrated Systems, Inc.	TRANSPORTATION SECURITY ADMIN, WASHINGTON DC
319	HSTS01-08-D-HRM010	HSTS01-16-J-HRM102	TIER 2 HD SUPPORT SERVICES-TRANSITION	HYBRID	Strategic Review	Open	06/27/2016	12/09/2016	Lockheed Martin Integrated Systems, Inc.	TRANSPORTATION SECURITY ADMIN, WASHINGTON DC
320	HSTS01-11-J-DAD003		CASE MGMT SYSTEM-LEGACY DATA MIGRATION	HYBRID	Strategic Review	Open	05/07/2013	01/02/2017	Lockheed Martin Integrated Systems, Inc.	TRANSPORTATION SECURITY ADMIN, WASHINGTON DC
321	HSTS01-14-J-HRM034		IDW-INTEGRATED WAREHOUSE DATABASE O&M	HYBRID	Strategic Review	Open	02/01/2014	01/01/2017	Lockheed Martin Integrated Systems, Inc.	TRANSPORTATION SECURITY ADMIN, WASHINGTON DC
322	HSTS04-09-D-ST2234	HSTS04-11-J-CT2095 (TO018)	TSA SEIS TO018 - CENTRAL REGION	HYBRID	Strategic Review	Open	07/20/2011	09/30/2016	Lockheed Martin Corporation	TRANSPORTATION SECURITY ADMIN, ARLINGTON
323	HSTS04-09-D-ST2234	HSTS04-14-J-CT-4042 (TO 33)	TSA SESI TO 33 - LOGISTIC SUPPORT SERVICES	HYBRID	Strategic Review	Open	04/11/2014	09/10/2016	Lockheed Martin Corporation	TRANSPORTATION SECURITY ADMIN, ARLINGTON
324	HSTS04-09-D-ST2234	HSTS04-14-J-ORC017 (TO 34)	TSA SESI TO 34 - DURESS ALARMS	FFP	Strategic Review	Open	05/09/2014	04/30/2018	Lockheed Martin Corporation	TRANSPORTATION SECURITY ADMIN, ARLINGTON
325	HSTS04-15-D-CT4057		TRANSPORTATION SECURITY EQUIP. DEPLOYMENT SERVICES	HYBRID	Strategic Review	Open	07/31/2015	07/30/2020	Lockheed Martin Corporation	TRANSPORTATION SECURITY ADMIN, ARLINGTON

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
326	HSTS04-15-D-CT4057	HSTS04-15-J-CT4039	TRANSPORTATION SECURITY EQUIP. DEPLOYMENT SERVICES	HYBRID	Strategic Review	Open	08/01/2015	03/31/2017	Lockheed Martin Corporation	TRANSPORTATION SECURITY ADMIN, ARLINGTON
327	HSTS04-15-D-CT4057	HSTS04-15-J-CT4042	TRANSPORTATION SECURITY EQUIP. DEPLOYMENT SERVICES	HYBRID	Strategic Review	Open	07/31/2015	07/30/2020	Lockheed Martin Corporation	TRANSPORTATION SECURITY ADMIN, ARLINGTON
328	HSTS04-15-D-CT4057	HSTS04-15-J-CT4055	TRANSPORTATION SECURITY EQUIP. DEPLOYMENT SERVICES	HYBRID	Strategic Review	Open	09/09/2015	07/30/2020	Lockheed Martin Corporation	TRANSPORTATION SECURITY ADMIN, ARLINGTON
329	HSTS04-15-D-CT4057	HSTS04-16-J-CT4007	TRANSPORTATION SECURITY EQUIP. DEPLOYMENT SERVICES	HYBRID	Strategic Review	Open	08/01/2015	08/05/2016	Lockheed Martin Corporation	TRANSPORTATION SECURITY ADMIN, ARLINGTON
330	HSTS07-15-D-TWE203		SPECIALIZED SECURITY TRAINING	IDIQ	Strategic Review	Open	12/30/2014	12/29/2019	Lockheed Martin Corporation	TRANSPORTATION SECURITY ADMIN, ARLINGTON
331	HSTS07-15-D-TWE203	HSTS07-15-J-PSE006	SPECIALIZED SECURITY TRAINING	HYBRID	Strategic Review	Open	08/17/2015	08/16/2017	Lockheed Martin Corporation	TRANSPORTATION SECURITY ADMIN, ARLINGTON
332	J-FBI-08-041		NEXT GENERATION IDENTIFICATION	HYBRID	Strategic Review	Open	05/07/2008	05/06/2017	Lockheed Martin Corporation	FEDERAL BUREAU OF INVESTIGATION, WASH,DC
333	M67004-13-D-0022		MCLOGSS	HYBRID	Strategic Review	Open	05/23/2013	05/22/2017	Lockheed Martin Corporation	MARINE CORPS LOGISTICS BASE
334	MARVEL		MARVEL	BOA	Strategic Review	Open	04/01/2014	03/31/2019	Lockheed Martin Corporation	CLASSIFIED CUSTOMERS
335	N00024-13-C-4105		JAPANESE MARITIME SELF DEFENSE FORCE (JMSDF)	CPFF	Strategic Review	Open	05/28/2013	05/27/2018	Lockheed Martin Corporation	NAVAL SEA SYSTEMS COMMAND
336	N00024-13-D-5250	3	PEO IWS 5 - TO 0003	HYBRID	Strategic Review	Open	05/27/2015	07/31/2018	Lockheed Martin Corporation	NAVAL SEA SYSTEMS COMMAND
337	N00024-13-D-5250	4	PEO IWS 5 - TO 0004	HYBRID	Strategic Review	Open	06/17/2015	09/15/2017	Lockheed Martin Corporation	NAVAL SEA SYSTEMS COMMAND
338	N00024-16-C-5202		PEO IWS 5 PRODUCT SUPPORTABILITY AND INSTALLATION	HYBRID	Strategic Review	Open	06/21/2016	06/30/2021	LOCKHEED MARTIN CORPORATION	DC013 - WASHINGTON NAVY YARD DC, DC
339	N00039-11-C-0042		SURVEILLANCE TOWED ARRAY SENSOR SYSTEM (SURTASS)	HYBRID	Strategic Review	Open	04/28/2011	12/27/2016	Lockheed Martin Services, Inc.	USN SPAWAR, SAN DIEGO, CALIFORNIA
340	N00039-11-D-0031		SPAWAR GLOBAL C4ISR INSTALLATIONS	IDIQ	Strategic Review	Open	02/10/2011	02/09/2019	Lockheed Martin Services, Inc.	USN SPAWAR, SAN DIEGO, CALIFORNIA
341	N00104-16-P-DA62		COMPUTER DIGITAL	FFP	Strategic Review	Open	11/03/2015	11/02/2016	Lockheed Martin Services, Inc.	SPRMM1 DLA MECHANICSBURG
342	N00104-16-P-DC52		EVALUATE REPAIR AND OR MODIFY	FFP	Strategic Review	Open	02/01/2016	10/11/2016	Lockheed Martin Services, Inc.	SPRMM1 DLA MECHANICSBURG

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
343	N00104-16-P-DC53		EVALUATE REPAIR AND OR MODIFY	FFP	Strategic Review	Open	01/22/2016	09/28/2016	Lockheed Martin Services, Inc.	SPRMM1 DLA MECHANICSBURG
344	N00104-16-P-DD93		CIRCUIT CARD ASSEMBLY	FFP	Strategic Review	Open	03/31/2016	03/31/2017	Lockheed Martin Services, Inc.	SPRMM1 DLA MECHANICSBURG
345	N00104-16-P-DE35		EVALUATE REPAIR AND OR MODIFY	FFP	Strategic Review	Open	04/11/2016	09/08/2016	Lockheed Martin Services, Inc.	SPRMM1 DLA MECHANICSBURG
346	N00104-16-P-DE82		EVALUATE REPAIR AND OR MODIFY	FFP	Strategic Review	Open	04/25/2016	10/24/2016	Lockheed Martin Services, Inc.	SPRMM1 DLA MECHANICSBURG
347	N00104-16-P-DF06		EVALUATE REPAIR AND OR MODIFY	FFP	Strategic Review	Open	05/11/2016	10/18/2016	Lockheed Martin Services, Inc.	SPRMM1 DLA MECHANICSBURG
348	N00189-07-D-Z046		JFCOM PRIME CONTRACT	IDIQ	Strategic Review	Open	02/28/2008	05/31/2017	Lockheed Martin Services, Inc.	FISC, NORFOLK CONTRACTING DEPT, PA
349	N00189-07-D-Z046	122	JSEAD-A2AD J6 CAPABILTY ANALYSIS SUPPORT	HYBRID	Strategic Review	Open	10/07/2015	09/30/2016	Lockheed Martin Services, Inc.	FISC, NORFOLK CONTRACTING DEPT, PA
350	N00189-07-D-Z046	123	J6 WMA FOLLOW-ON 2016	HYBRID	Strategic Review	Open	06/01/2016	05/31/2017	Lockheed Martin Services, Inc.	FISC, NORFOLK CONTRACTING DEPT, PA
351	N00189-07-D-Z046	124	JFCOM - CYBERSECURITY FOLLOW-ON 2016	HYBRID	Strategic Review	Open	06/01/2016	05/31/2017	Lockheed Martin Services, Inc.	FISC, NORFOLK CONTRACTING DEPT, PA
352	N00189-15-P-Z099		NAVY BUMED JAGMANUAL REVIEW SUPPORT SERVICES	HYBRID	Strategic Review	Open	01/01/2015	12/31/2019	Lockheed Martin Corporation	NAVSUP FLC NORFOLK CONTRACTING, PHILADELPHIA, PA
353	N00189-16-D-Z003		IT SUPPORT SERVICES FOR THE NAVY PERSONNEL COMMAND	HYBRID	Strategic Review	Open	01/01/2016	12/31/2019	Lockheed Martin Corporation	NAVSUP FLC NORFOLK CONTRACTING, PHILADELPHIA, PA
354	N00189-16-D-Z003	1	PERS 2 OPERATIONS	HYBRID	Strategic Review	Open	01/01/2016	12/31/2016	Lockheed Martin Corporation	NAVSUP FLC NORFOLK CONTRACTING, PHILADELPHIA, PA
355	N00189-16-D-Z003	2	PERS 3 OPERATIONS	HYBRID	Strategic Review	Open	01/01/2016	12/31/2016	Lockheed Martin Corporation	NAVSUP FLC NORFOLK CONTRACTING, PHILADELPHIA, PA
356	N00189-16-D-Z003	3	IT SUPPORT SERVICES FOR THE NAVY PERSONNEL COMMAND	HYBRID	Strategic Review	Open	01/01/2016	12/31/2016	Lockheed Martin Corporation	NAVSUP FLC NORFOLK CONTRACTING, PHILADELPHIA, PA
357	N00604-12-A-3004		PACOM BPA	BOA	Strategic Review	Open	02/22/2012	02/21/2017	Lockheed Martin Integrated Systems, Inc.	NAVAL SUPPLY CENTER PEARL
358	N62306-15-D-7S05		COLLECTOR-EIPB TASKS	FFP	Strategic Review	Open	09/30/2015	10/29/2016	Lockheed Martin Corporation	NAVY-OCEANOGRAPHIC CTR,STENNIS SP CTR,MS
359	N62306-15-D-7S05	1	COLLECTOR-EIPB TASKS	FFP	Strategic Review	Open	09/30/2015	09/29/2016	Lockheed Martin Corporation	NAVY-OCEANOGRAPHIC CTR,STENNIS SP CTR,MS

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
360	N62306-15-D-7S05	2	COLLECTOR-EIPB TASKS	FFP	Strategic Review	Open	09/30/2015	09/30/2016	Lockheed Martin Corporation	NAVY-OCEANOGRAPHIC CTR,STENNIS SP CTR,MS
361	N62306-15-D-7S05	3	COLLECTOR-EIPB TASKS	FFP	Strategic Review	Open	09/30/2015	09/29/2016	Lockheed Martin Corporation	NAVY-OCEANOGRAPHIC CTR,STENNIS SP CTR,MS
362	N65236-13-D-4860		BATTLESPACE AWARENESS	HYBRID	Strategic Review	Open	11/15/2012	11/15/2016	Lockheed Martin Corporation	SPAWAR, CHARLESTON, SC
363	N65236-13-D-4904		SPAWAR BUSINESS FORCE SUPPORT (BFS)	IDIQ	Strategic Review	Open	05/08/2013	05/07/2017	Lockheed Martin Corporation	SPAWAR, CHARLESTON, SC
364	N65236-13-D-4904	1	BFS-GCSS	CPFF	Strategic Review	Open	09/30/2013	09/08/2016	Lockheed Martin Corporation	SPAWAR, CHARLESTON, SC
365	N65236-13-D-4904	9999	SPAWAR BUSINESS FORCE SUPPORT (BFS)	FFP	Strategic Review	Open	05/08/2013	05/07/2018	Lockheed Martin Corporation	SPAWAR, CHARLESTON, SC
366	N65236-13-D-4918		DECISION SUPERIORITY	IDIQ	Strategic Review	Open	04/03/2013	04/02/2017	Lockheed Martin Corporation	SPAWAR, CHARLESTON, SC
367	N65236-13-D-4958		INTERGRATED CYBER OPERATIONS	IDIQ	Strategic Review	Open	07/16/2013	07/15/2017	Lockheed Martin Services, Inc.	SPAWAR, CHARLESTON, SC
368	N65236-14-D-2168		SPAWAR RDPDS	IDIQ	Strategic Review	Open	04/04/2014	04/03/2017	Lockheed Martin Corporation	SPAWAR, CHARLESTON, SC
369	N65236-14-D-2168	3	SPAWAR RDPDS-DELIVERY ORDER #3	FFP	Strategic Review	Open	09/30/2015	09/29/2016	Lockheed Martin Corporation	SPAWAR, CHARLESTON, SC
370	N65236-14-D-2168	4	SPAWAR RDPDS-DELIVERY ORDER #4	FFP	Strategic Review	Open	06/15/2016	09/30/2016	Lockheed Martin Corporation	SPAWAR, CHARLESTON, SC
371	N66001-08-D-0014		LCS	IDIQ	Strategic Review	Open	08/27/2008	08/26/2016	Lockheed Martin Services, Inc.	USN SPAWAR, SAN DIEGO, CALIFORNIA
372	N66001-08-D-0014	41	IPL /ISTORE - SYSTEMS INSTALLATION	CPFF	Strategic Review	Open	02/04/2016	01/31/2017	Lockheed Martin Services, Inc.	USN SPAWAR, SAN DIEGO, CALIFORNIA
373	N66001-08-D-0014	42	IPL SYSTEMS CUSTOMER SUPPT FOR LARGE & MED CONFIGS	CPFF	Strategic Review	Open	04/14/2016	04/13/2017	Lockheed Martin Services, Inc.	USN SPAWAR, SAN DIEGO, CALIFORNIA
374	N66001-08-D-0014	43	IPL NFORMATION STORE (ISTORE) SYSTEMS INSTALLATION	CPFF	Strategic Review	Open	07/27/2016	07/26/2017	Lockheed Martin Services, Inc.	USN SPAWAR, SAN DIEGO, CALIFORNIA
375	N68335-16-C-0328		PMA281 SYSTEMS LIFECYCLE SUPPORT	HYBRID	Strategic Review	Open	06/19/2016	06/18/2017	Lockheed Martin Corporation	FLEET INDUSTRIAL SUPPLY CENTER-PHILA.PA. N00140
376	N68936-10-D-0035	2	AIRCREW ELECTRONIC WARFARE TACTICAL TRAINING RANGE	HYBRID	Strategic Review	Open	12/20/2010	08/31/2016	LOCKHEED MARTIN CORPORATION	NAVAL AIR WARFARE CTR,WEAP DIV,CH LK,CA

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
377	N68936-10-D-0035	4	AIRCREW ELECTRONIC WARFARE TACTICAL TRAINING RANGE	HYBRID	Strategic Review	Open	09/28/2011	08/31/2016	LOCKHEED MARTIN CORPORATION	NAVAL AIR WARFARE CTR,WEAP DIV,CH LK,CA
378	N68936-10-D-0035		COMBAT ENVIRONMENT SIMULATION (CES) III	HYBRID	Strategic Review	Open	05/27/2010	08/31/2016	LOCKHEED MARTIN CORPORATION	NAVAL AIR WARFARE CTR,WEAP DIV,CH LK,CA
379	N68936-16-D-0018		AEWTTR	HYBRID	Strategic Review	Open	05/10/2016	05/09/2021	Lockheed Martin Corporation	CDR NAWCWD, CHINA LAKE, CA
380	N68936-16-D-0018	1	AEWTTR-SERVICE FOR SYSTEMS ENGINEERING/GEN MGMT	HYBRID	Strategic Review	Open	05/10/2016	10/30/2016	Lockheed Martin Corporation	CDR NAWCWD, CHINA LAKE, CA
381	NEP II		NEPTUNE II	HYBRID	Strategic Review	Open	04/01/2016	03/01/2017	Lockheed Martin Corporation	CLASSIFIED
382	NNJ09HD46C		FACILITIES DEVELOPMENT & OPERATIONS CONTRACT	HYBRID	Strategic Review	Open	11/07/2008	09/30/2017	Lockheed Martin Corporation	NASA JOHNSON SPACE CENTER
383	NNJ10GA35C		CARGO MISSION CONTRACT	HYBRID	Strategic Review	Open	01/01/2011	03/31/2017	Lockheed Martin Corporation	NASA JOHNSON SPACE CENTER
384	NRC-41-10-017		INTEGRATED SOURCE MANAGEMENT PORTFOLIO (ISMP)	IDIQ	Strategic Review	Open	05/11/2010	05/10/2020	Lockheed Martin Services, Inc.	US NUCLEAR REGULATORY COMMISSION, DC
385	NRC-41-10-017	NRC TO01	INTEGRATED SOURCE MANAGEMENT PORTFOLIO TO01	HYBRID	Strategic Review	Open	05/11/2010	05/10/2017	Lockheed Martin Services, Inc.	US NUCLEAR REGULATORY COMMISSION, DC
386	NRC-HQ-11-C-33-0060		MAINTENANCE, OPERATION & MODERNIZATION SUPPORT	IDIQ	Strategic Review	Open	09/26/2011	09/25/2021	Lockheed Martin Services, Inc.	US NUCLEAR REGULATORY COMMISSION, DC
387	NRC-HQ-11-C-33-0060	2	ELECTRONIC INFORMAITON EXCHANGE (EIE)	TAM	Strategic Review	Open	03/12/2012	09/25/2016	Lockheed Martin Services, Inc.	US NUCLEAR REGULATORY COMMISSION, DC
388	NRC-HQ-11-C-33-0060	3	NRR SYSTEMS	TAM	Strategic Review	Open	03/14/2012	09/25/2016	Lockheed Martin Services, Inc.	US NUCLEAR REGULATORY COMMISSION, DC
389	NRC-HQ-11-C-33-0060	5	HR APPLICATIONS SYSTEMS AND ENVIRONMENT	TAM	Strategic Review	Open	03/12/2012	09/25/2016	Lockheed Martin Services, Inc.	US NUCLEAR REGULATORY COMMISSION, DC
390	NRC-HQ-11-C-33-0060	7	ACRS SYSTEMS - DOCUMENT PROCESSING	TAM	Strategic Review	Open	03/13/2012	09/25/2016	Lockheed Martin Services, Inc.	US NUCLEAR REGULATORY COMMISSION, DC
391	NRC-HQ-11-C-33-0060	8	CONSOLIDATED WEB FUNCTIONS	TAM	Strategic Review	Open	03/21/2012	09/25/2016	Lockheed Martin Services, Inc.	US NUCLEAR REGULATORY COMMISSION, DC
392	NRC-HQ-11-C-33-0060	10	AD HOC MODERNIZATION	TAM	Strategic Review	Open	05/08/2012	09/25/2017	Lockheed Martin Services, Inc.	US NUCLEAR REGULATORY COMMISSION, DC

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
393	NRC-HQ-11-C-33-0060	11	DATABASE ADMINISTRATION	TAM	Strategic Review	Open	03/05/2012	09/25/2016	Lockheed Martin Services, Inc.	US NUCLEAR REGULATORY COMMISSION, DC
394	NRC-HQ-11-C-33-0060	12	AD-HOC SUPPORT FOR SHORT TERM PROJECTS	TAM	Strategic Review	Open	03/12/2012	09/25/2017	Lockheed Martin Services, Inc.	US NUCLEAR REGULATORY COMMISSION, DC
395	NRC-HQ-11-C-33-0060	14	GENERAL LICENSE TRACKING SYSTEM	TAM	Strategic Review	Open	03/14/2012	03/25/2017	Lockheed Martin Services, Inc.	US NUCLEAR REGULATORY COMMISSION, DC
396	NRC-HQ-11-C-33-0060	15	NRO ENTERPRISE PROJECT MANAGEMENT (EPM)	TAM	Strategic Review	Open	03/13/2012	09/25/2016	Lockheed Martin Services, Inc.	US NUCLEAR REGULATORY COMMISSION, DC
397	NRC-HQ-11-C-33-0060	16	FSME SYSTEMS	TAM	Strategic Review	Open	03/15/2012	09/25/2016	Lockheed Martin Services, Inc.	US NUCLEAR REGULATORY COMMISSION, DC
398	NRC-HQ-11-C-33-0060	18	NRR LICENSING INFRASTRUCTURE SUPPORT	TAM	Strategic Review	Open	03/13/2012	12/31/2017	Lockheed Martin Services, Inc.	US NUCLEAR REGULATORY COMMISSION, DC
399	NRC-HQ-11-C-33-0060	24	ADM SYSTEMS TRANSITION	TAM	Strategic Review	Open	04/06/2012	03/31/2017	Lockheed Martin Services, Inc.	US NUCLEAR REGULATORY COMMISSION, DC
400	NRC-HQ-11-C-33-0060	25	META SYSTEM SUPPORT	TAM	Strategic Review	Open	03/16/2012	09/25/2016	Lockheed Martin Services, Inc.	US NUCLEAR REGULATORY COMMISSION, DC
401	NRC-HQ-11-C-33-0060	33	FSME AGREEMENT STATES WEBSITE OPERATIONS AND MAINT	TAM	Strategic Review	Open	09/26/2014	09/25/2016	Lockheed Martin Services, Inc.	US NUCLEAR REGULATORY COMMISSION, DC
402	NRC-HQ-11-C-33-0060	34	HIGH PERFORMANCE COMPUTING SYSTEM	TAM	Strategic Review	Open	09/26/2014	09/25/2016	Lockheed Martin Services, Inc.	US NUCLEAR REGULATORY COMMISSION, DC
403	NRC-HQ-11-C-33-0060	37	SHAREPOINT SUPPORT	TAM	Strategic Review	Open	02/26/2014	09/25/2017	Lockheed Martin Services, Inc.	US NUCLEAR REGULATORY COMMISSION, DC
404	NRC-HQ-11-C-33-0060	38	RAMP WEBSITE HOSTING	TAM	Strategic Review	Open	02/22/2015	09/25/2017	Lockheed Martin Services, Inc.	US NUCLEAR REGULATORY COMMISSION, DC
405	NRC-HQ-12-C-33-0103		MAINTENANCE, OPERATION, AND MODERNIZATION SPT. FA3	IDIQ	Strategic Review	Open	09/26/2012	09/25/2019	Lockheed Martin Corporation	US NUCLEAR REGULATORY COMMISSION, DC
406	NSFDACS1219442		ANTARCTIC SUPPORT CONTRACT (ASC)	HYBRID	Strategic Review	Open	12/22/2011	09/30/2016	Lockheed Martin Corporation	NATIONAL SCIENCE FOUNDATION, ARLINGTON, VA
407	PO 8559		BLANK ELEMENT	FFP	Strategic Review	Open	06/03/2016	10/03/2016	Lockheed Martin Corporation	DLA MARITIME PUGET SOUND, BREMERTON, WA
408	PO 9596		PLUG, END SEAL,, ELECTRICAL CONNECTOR	FFP	Strategic Review	Open	05/20/2016	12/07/2016	Lockheed Martin Corporation	DLA LAND AND MARITIME, ACTIVE DEVICES DIVISION, OH

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
409	SECHQ114D0037		SEC WIDE CONTRACTOR LEGAL SUPPORT CONTRACT	HYBRID	Strategic Review	Open	09/26/2014	09/26/2019	Lockheed Martin Corporation	SECURITIES AND EXCHANGE COMMISSION, VA
410	SP4701-12-D-0006		DCPDS	IDIQ	Strategic Review	Open	03/29/2012	03/28/2020	Lockheed Martin Services, Inc.	DEFENSE LOGISTICS AGENCY (DLA)
411	SP4701-12-D-0006	103	WEB SERVICES SOA POPULATION	FFP	Strategic Review	Open	07/22/2015	08/21/2016	Lockheed Martin Services, Inc.	DEFENSE LOGISTICS AGENCY (DLA)
412	SP4701-12-D-0006	105	MY BIZ+ EXPANSION REQUIREMENTS	FFP	Strategic Review	Open	08/27/2015	08/26/2016	Lockheed Martin Services, Inc.	DEFENSE LOGISTICS AGENCY (DLA)
413	SP4701-12-D-0006	106	CYBERSECURITY ENHANCEMENT REQUIREMENTS	FFP	Strategic Review	Open	08/27/2015	08/26/2016	Lockheed Martin Services, Inc.	DEFENSE LOGISTICS AGENCY (DLA)
414	SP4701-12-D-0006	107	USA STAFFING WEB SERVICES INTERCONNECTION	FFP	Strategic Review	Open	09/03/2015	09/02/2016	Lockheed Martin Services, Inc.	DEFENSE LOGISTICS AGENCY (DLA)
415	SP4701-12-D-0006	108	CMTS & IRCMS HOSTING	FFP	Strategic Review	Open	09/29/2015	09/28/2016	Lockheed Martin Services, Inc.	DEFENSE LOGISTICS AGENCY (DLA)
416	SP4701-12-D-0006	109	HOSTING NAVY UNIQUE	FFP	Strategic Review	Open	09/29/2015	09/28/2016	Lockheed Martin Services, Inc.	DEFENSE LOGISTICS AGENCY (DLA)
417	SP4701-12-D-0006	110	HOSTING NAVY CORE	FFP	Strategic Review	Open	09/29/2015	09/28/2016	Lockheed Martin Services, Inc.	DEFENSE LOGISTICS AGENCY (DLA)
418	SP4701-12-D-0006	111	HOSTING AF CORE	FFP	Strategic Review	Open	09/29/2015	09/28/2016	Lockheed Martin Services, Inc.	DEFENSE LOGISTICS AGENCY (DLA)
419	SP4701-12-D-0006	112	HOSTING ARMY UNIQUE	FFP	Strategic Review	Open	09/29/2015	09/28/2016	Lockheed Martin Services, Inc.	DEFENSE LOGISTICS AGENCY (DLA)
420	SP4701-12-D-0006	113	HOSTING BBG	FFP	Strategic Review	Open	09/29/2015	09/28/2016	Lockheed Martin Services, Inc.	DEFENSE LOGISTICS AGENCY (DLA)
421	SP4701-12-D-0006	115	HOSTING ASARS SYSTEMS	FFP	Strategic Review	Open	11/17/2015	11/16/2016	Lockheed Martin Services, Inc.	DEFENSE LOGISTICS AGENCY (DLA)
422	SP4701-12-D-0006	116	HOSTING DIUCS SYSTEMS	FFP	Strategic Review	Open	12/15/2015	12/14/2016	Lockheed Martin Services, Inc.	DEFENSE LOGISTICS AGENCY (DLA)
423	SP4701-12-D-0006	120	DCPDS CLIN 3017 HOSTING EPAT SYSTEMS	FFP	Strategic Review	Open	02/17/2016	02/16/2017	Lockheed Martin Services, Inc.	DEFENSE LOGISTICS AGENCY (DLA)
424	SP4701-12-D-0006	121	DCPDS CLIN 3015 HOSTING ARMY CORE	FFP	Strategic Review	Open	03/29/2016	03/28/2017	Lockheed Martin Services, Inc.	DEFENSE LOGISTICS AGENCY (DLA)
425	SP4701-12-D-0006	122	DCPDS CLIN 3004 HOSTING DFAS	FFP	Strategic Review	Open	03/29/2016	03/28/2017	Lockheed Martin Services, Inc.	DEFENSE LOGISTICS AGENCY (DLA)
426	SP4701-12-D-0006	123	DCPDS CLIN 3006 HOSTING NG	FFP	Strategic Review	Open	03/29/2016	03/28/2017	Lockheed Martin Services, Inc.	DEFENSE LOGISTICS AGENCY (DLA)
427	SP4701-12-D-0006	124	DCPDS CLIN 3005 HOSTING DLA	FFP	Strategic Review	Open	03/29/2016	03/28/2017	Lockheed Martin Services, Inc.	DEFENSE LOGISTICS AGENCY (DLA)
428	SP4701-12-D-0006	125	DCPDS CLIN 3020 HOSTING DCAT SYSTEMS	FFP	Strategic Review	Open	04/06/2016	04/05/2017	Lockheed Martin Services, Inc.	DEFENSE LOGISTICS AGENCY (DLA)
429	SP4701-12-D-0006	126	DCPDS CLIN 3008 FUTURE POTENTIAL DEVELOPMENT	FFP	Strategic Review	Open	04/19/2016	04/18/2017	Lockheed Martin Services, Inc.	DEFENSE LOGISTICS AGENCY (DLA)

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
430	SP4701-12-D-0006	127	DCPDS CLIN 3008 FUTURE POTENTIAL DEVELOPMENT - OPA	FFP	Strategic Review	Open	05/10/2016	05/09/2017	Lockheed Martin Services, Inc.	DEFENSE LOGISTICS AGENCY (DLA)
431	SP4701-12-D-0006	128	DCPDS CLIN 3008 FUTURE POTENTIAL DEVELOPMENT - NG	FFP	Strategic Review	Open	05/11/2016	05/10/2017	Lockheed Martin Services, Inc.	DEFENSE LOGISTICS AGENCY (DLA)
432	SP4701-12-D-0006	129	DCPDS CLIN 3008 FUTURE POTENTIAL DEVELOP - UNIQUE	FFP	Strategic Review	Open	05/18/2016	05/17/2017	Lockheed Martin Services, Inc.	DEFENSE LOGISTICS AGENCY (DLA)
433	SP4701-12-D-0006	130	CLIN 3008 FUTURE POTENTIAL DEVELOP- AFT STAGING SE	HYBRID	Strategic Review	Open	05/25/2016	11/24/2016	Lockheed Martin Services, Inc.	DEFENSE LOGISTICS AGENCY (DLA)
434	SP4701-12-D-0006	131	CLIN 3008 FUTURE POTENTIAL DEVELOP AF UNIQUE DCPDS	FFP	Strategic Review	Open	07/12/2016	01/11/2017	Lockheed Martin Services, Inc.	DEFENSE LOGISTICS AGENCY (DLA)
435	SP4701-12-D-0006	132	OPS SUSTAINMENT MAINT. & HOSTING ENTERPRISE	HYBRID	Strategic Review	Open	06/29/2016	09/28/2016	Lockheed Martin Services, Inc.	DEFENSE LOGISTICS AGENCY (DLA)
436	SPE4A6-16-M-D938		CABLE ASSEMBLY,SPECIAL PUROPOSE, ELECTRICAL	FFP	Strategic Review	Open	06/08/2016	03/02/2017	Lockheed Martin Corporation	DEFENSE LOGISTICS AGENCY (DLA), RICHMOND, VA
437	SPE4A6-16-M-E919		JUNCTION BOX	FFP	Strategic Review	Open	06/07/2016	11/28/2016	Lockheed Martin Corporation	DEFENSE LOGISTICS AGENCY (DLA), RICHMOND, VA
438	SPE5EK-16-M-1583		PENETRATOR ASSEMBLY	FFP	Strategic Review	Open	07/11/2016	06/07/2017	Lockheed Martin Corporation	DLA LAND AND MARITIME, ACTIVE DEVICES DIVISION, OH
439	SPE7M0-16-M-3628		PENETRATOR ASSEMBLY	FFP	Strategic Review	Open	06/30/2016	02/28/2017	Lockheed Martin Corporation	DLA LAND AND MARITIME, ACTIVE DEVICES DIVISION, OH
440	SPE7M0-16-M-3744		PENETRATOR ASSEMBLY	FFP	Strategic Review	Open	07/11/2016	03/13/2017	Lockheed Martin Corporation	DLA LAND AND MARITIME, ACTIVE DEVICES DIVISION, OH
441	SPE7M0-16-M-3851		MBTA CABLE	FFP	Strategic Review	Open	07/15/2016	01/17/2017	Lockheed Martin Corporation	DLA LAND AND MARITIME, ACTIVE DEVICES DIVISION, OH
442	SPE7M5-16-M-6537		PLUG, END SEAL,, ELECTRICAL CONNECTOR	FFP	Strategic Review	Open	04/21/2016	09/22/2016	Lockheed Martin Corporation	DLA LAND AND MARITIME, ACTIVE DEVICES DIVISION, OH
443	SPE7M9-16-M-1510		REFERENCE CELL	FFP	Strategic Review	Open	02/18/2016	09/19/2016	Lockheed Martin Corporation	DLA LAND AND MARITIME, ACTIVE DEVICES DIVISION, OH
444	SPMYM4-16-M-0178		MOLDED PIN INSERT ASSEMBLY	FFP	Strategic Review	Open	01/14/2016	08/17/2016	Lockheed Martin Corporation	DLA PEARL HARBOR NAVAL SHIPYARD & IMF, HI
445	SPRMM1-16-C-WA26		DLA MARITIME- MECHANICSBURG	FFP	Strategic Review	Open	11/15/2015	12/06/2016	Lockheed Martin Corporation	SPRMM1 DLA MECHANICSBURG
446	SPRMM1-16-C-WA69		DLA MARITIME- MECHANICSBURG	FFP	Strategic Review	Open	04/25/2016	05/10/2017	Lockheed Martin Corporation	SPRMM1 DLA MECHANICSBURG

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
447	SPRMM1-16-P-WE12		DATA SERVER 1U	FFP	Strategic Review	Open	03/23/2016	09/06/2016	Lockheed Martin Services, Inc.	SPRMM1 DLA MECHANICSBURG
448	SPRMM1-16-P-WE37		SERVER DDS	FFP	Strategic Review	Open	04/04/2016	10/17/2016	Lockheed Martin Services, Inc.	SPRMM1 DLA MECHANICSBURG
449	SS00-10-60108		ITSSC (BASE, OY1 & OY2)	TAM	Strategic Review	Open	09/13/2010	09/28/2017	Lockheed Martin Corporation	SOCIAL SECURITY ADMINISTRATION, MD
450	SS00-10-60108	11	DCPS AGILE AND USER EXPERIENCE	TAM	Strategic Review	Open	08/17/2015	08/16/2017	Lockheed Martin Corporation	SOCIAL SECURITY ADMINISTRATION, MD
451	SS00-10-60108	12	ITSSC - OY5	HYBRID	Strategic Review	Open	09/29/2015	09/28/2016	Lockheed Martin Corporation	SOCIAL SECURITY ADMINISTRATION, MD
452	SS00-10-60108	13	ITSSC OY5 - ADDITIONAL FUNDING	TAM	Strategic Review	Open	10/07/2015	09/28/2016	Lockheed Martin Corporation	SOCIAL SECURITY ADMINISTRATION, MD
453	SS00-10-60108	14	DCPS COLLABORATIVE AGILE DEVELOPMENT	FFP	Strategic Review	Open	03/01/2016	09/28/2016	Lockheed Martin Corporation	SOCIAL SECURITY ADMINISTRATION, MD
454	SS00-10-60108	15	DELL SERVICES SUPPORT	FFP	Strategic Review	Open	05/06/2016	05/05/2017	Lockheed Martin Corporation	SOCIAL SECURITY ADMINISTRATION, MD
455	SS00-11-60002		DCPS IDIQ	IDIQ	Strategic Review	Open	12/21/2010	12/20/2016	Lockheed Martin Corporation	SOCIAL SECURITY ADMINISTRATION, MD
456	TM-HQ-14-C-0008		US MINT - ITSS	HYBRID	Strategic Review	Open	02/01/2014	09/30/2016	Lockheed Martin Corporation	USMINT HQR, WASHINGTON, DC
457	TM-HQ-14-C-0008	1601	US MINT - ITSS TASK ORDER - DGI 2	HYBRID	Strategic Review	Open	05/02/2016	09/30/2016	Lockheed Martin Corporation	USMINT HQR, WASHINGTON, DC
458	TM-HQ-16-C-0011		US MINT -CLOUD HOSTING SERVICES FOR NON-COMMERCE S	HYBRID	Strategic Review	Open	02/01/2016	09/30/2016	Lockheed Martin Corporation	USMINT HQR, WASHINGTON, DC
459	W15P7T-06-D-E405	59	PTDS O&S SUPPORT	HYBRID	Strategic Review	Open	09/17/2013	09/16/2016	Lockheed Martin Integrated Systems, Inc.	ARMY-ABERDEEN PROVING GROUND, MD
460	W15P7T-06-D-E405	60	C4ISR SYSTEMS TRAINING SUPPORT	HYBRID	Strategic Review	Open	09/27/2013	03/26/2017	Lockheed Martin Integrated Systems, Inc.	ARMY-ABERDEEN PROVING GROUND, MD
461	W15P7T-10-D-D414		RAPID RESPONSE THIRD GENERATION (R23G)	IDIQ	Strategic Review	Open	07/29/2010	10/28/2016	Lockheed Martin Integrated Systems, Inc.	ARMY-CECOM FT MONMOUTH, NJ
462	W15P7T-10-D-D414	3	ARL-M	HYBRID	Strategic Review	Open	09/13/2013	09/12/2016	Lockheed Martin Integrated Systems, Inc.	ARMY-ABERDEEN PROVING GROUND, MD
463	W15P7T-10-D-D414	KZ02	SS AISR OPERATIONS & SUSTAINMENT & CONTRACTOR LOGI	HYBRID	Strategic Review	Open	03/31/2016	05/11/2019	Lockheed Martin Integrated Systems, Inc.	ARMY-CECOM FT MONMOUTH, NJ
464	W15P7T-13-D-0010		GTACS	IDIQ	Strategic Review	Open	10/31/2012	10/30/2017	Lockheed Martin Integrated Systems, Inc.	ARMY-ABERDEEN PROVING GROUND, MD
465	W15P7T-13-D-0010	KZ01	RETROFIT OF 19 AN/TPQ-	FFP	Strategic Review	Open	07/27/2015	07/30/2018	Lockheed Martin Integrated Systems, Inc.	ARMY-ABERDEEN PROVING GROUND, MD

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
466	W31P4Q-10-C-0240		GETS-1000 FMS INTERNATIONAL	FFP	Strategic Review	Open	06/29/2010	12/31/2016	Lockheed Martin Services, Inc.	ARMY-AVIATION & MISSILE CMD, ARSENAL AL
467	W31P4Q-11-C-0206		US & FMS GETS TECHNICAL SUPPORT	CPFF	Strategic Review	Open	03/14/2014	12/31/2016	Lockheed Martin Services, Inc.	ARMY-AV & MISSILE CMD REDSTONE ARSNL AL
468	W31P4Q-15-C-0044		FIELD MAINT & LOGISTICAL SPT GETS-1000 2015-2019	HYBRID	Strategic Review	Open	12/12/2014	11/11/2016	Lockheed Martin Corporation	ARMY-AV & MISSILE CMD REDSTONE ARSNL AL
469	W31P4Q-15-C-0099		GETS-1000 ESM AND FMS	HYBRID	Strategic Review	Open	07/01/2015	09/11/2017	Lockheed Martin Corporation	ARMY-AV & MISSILE CMD REDSTONE ARSNL AL
470	W52P1J-12-G-0030		EAGLE BOA	FFP	Strategic Review	Open	09/28/2012	09/28/2017	LOCKHEED MARTIN CORPORATION	ROCK ISLAND CONTRACTING CENTER, ROCK ISLAND, IL
471	W56HZV-15-D-ER10		TACOM S3 EQUIPMENT RELATED SERVICES	IDIQ	Strategic Review	Open	04/01/2015	03/31/2020	Lockheed Martin Corporation	U.S. ARMY CONTRACTING COMMAND, WARREN, MI
472	W81XWH-08-D-0039		TRICARE EVAL., ANALYSIS, & MGMT SUPPORT (TEAMS)	IDIQ	Strategic Review	Open	02/01/2008	01/31/2018	Lockheed Martin Services, Inc.	USA MED RESEARCH ACQ ACTIV,FT DETRICK,MD
473	W81XWH-08-D-0039	14	TEAMS AURORA SUPPORT SERVICES	HYBRID	Strategic Review	Open	10/01/2011	09/30/2016	Lockheed Martin Services, Inc.	USA MED RESEARCH ACQ ACTIV,FT DETRICK,MD
474	W81XWH-08-D-0039	15	TEAMS CONTRACT RESOURCE MANAGEMENT (CRM)	HYBRID	Strategic Review	Open	06/12/2013	06/11/2018	Lockheed Martin Services, Inc.	USA MED RESEARCH ACQ ACTIV,FT DETRICK,MD
475	W81XWH-08-D-0039	17	BASELINE SUPPORT OF DHA ANALYTICS DIVISION	HYBRID	Strategic Review	Open	03/01/2015	02/04/2018	Lockheed Martin Services, Inc.	USA MED RESEARCH ACQ ACTIV,FT DETRICK,MD
476	W81XWH-08-D-0039	18	TEAMS PGRM MGMT SUPP SVCS (TAD 1 MONTH BRIDGE)	HYBRID	Strategic Review	Open	07/16/2016	08/15/2016	Lockheed Martin Services, Inc.	USA MED RESEARCH ACQ ACTIV,FT DETRICK,MD
477	W900KK-15-D-0001		TEST INSTRUMENTATION ENTERPRISE DEVELOPMENT TIEDS	IDIQ	Strategic Review	Open	10/01/2014	09/30/2019	Lockheed Martin Corporation	U.S. ARMY PEO STRI ACQUISTION CENTER, ORLANDO, FL
478	W900KK-15-D-0001	3	NUCLEAR EFFECTS TEST CAPABILITY MODERNIZATION	HYBRID	Strategic Review	Open	04/01/2015	09/30/2017	Lockheed Martin Corporation	U.S. ARMY PEO STRI ACQUISTION CENTER, ORLANDO, FL
479	W900KK-15-D-0001	4	LINAC	CPFF	Strategic Review	Open	11/03/2015	03/03/2017	Lockheed Martin Corporation	U.S. ARMY PEO STRI ACQUISTION CENTER, ORLANDO, FL
480	W900KK-15-D-0001	5	PULSED NEUTRON	CPFF	Strategic Review	Open	01/28/2016	01/27/2017	Lockheed Martin Corporation	U.S. ARMY PEO STRI ACQUISTION CENTER, ORLANDO, FL

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
481	W900KK-15-D-0001	6	ILTE SYSTEMS ENGINEERING SUPPORT	CPFF	Strategic Review	Open	12/18/2015	09/30/2019	Lockheed Martin Corporation	U.S. ARMY PEO STRI ACQUISTION CENTER, ORLANDO, FL
482	W900KK-15-D-0001	7	PROGRAM & PROJECT MANAGER SUPPORT, ITSS	CPFF	Strategic Review	Open	12/18/2015	09/30/2019	Lockheed Martin Corporation	U.S. ARMY PEO STRI ACQUISTION CENTER, ORLANDO, FL
483	W9113M-07-D-0006		CNTPO	IDIQ	Strategic Review	Open	08/24/2007	12/31/2016	Lockheed Martin Integrated Systems, Inc.	ARMY-CECOM FT MONMOUTH, NJ
484	W9113M-07-D-0006	32	MOD ANAAC/MOI-CN AVN SQ	HYBRID	Strategic Review	Open	09/30/2009	12/31/2016	Lockheed Martin Integrated Systems, Inc.	ARMY-SPACE & MISSILE DEFENSE COMMAND, HUNTSVILLE
485	W9113M-07-D-0006	49	EUCOM ANALYTIC SUPPORT	HYBRID	Strategic Review	Open	09/30/2010	08/25/2016	Lockheed Martin Integrated Systems, Inc.	ARMY-SPACE & MISSILE DEFENSE COMMAND, HUNTSVILLE
486	W9113M-07-D-0006	65	CN CONSULTING	HYBRID	Strategic Review	Open	09/30/2011	09/28/2016	Lockheed Martin Integrated Systems, Inc.	ARMY-SPACE & MISSILE DEFENSE COMMAND, HUNTSVILLE
487	W9113M-07-D-0006	82	COLOMBIAN COUNTER-NARCOTICS STRATEGIC COMMUNICATIO	HYBRID	Strategic Review	Open	12/13/2013	11/30/2016	Lockheed Martin Integrated Systems, Inc.	ARMY-SPACE & MISSILE DEFENSE COMMAND, HUNTSVILLE
488	W9113M-07-D-0006	83	PAKISTAN COUNTER-NARCOTICS (CN) STRATEGIC COMMUNIC	HYBRID	Strategic Review	Open	02/01/2014	11/30/2016	Lockheed Martin Integrated Systems, Inc.	ARMY-SPACE & MISSILE DEFENSE COMMAND, HUNTSVILLE
489	W9113M-07-D-0006	92	USNORTHCOM DIGITAL CLASSROOM EQUIPMENT	HYBRID	Strategic Review	Open	09/25/2015	09/23/2016	Lockheed Martin Integrated Systems, Inc.	ARMY-SPACE & MISSILE DEFENSE COMMAND, HUNTSVILLE
490	W9113M-07-D-0006	93	US CENTCOM INTERAGENCY COUNTER THREAT FINANCE	HYBRID	Strategic Review	Open	09/18/2015	09/16/2016	Lockheed Martin Integrated Systems, Inc.	ARMY-SPACE & MISSILE DEFENSE COMMAND, HUNTSVILLE
491	W9113M-07-D-0006	94	TORP 0430 SMW SPECIAL OPERATIONS GROUP	HYBRID	Strategic Review	Open	09/29/2015	09/27/2016	Lockheed Martin Integrated Systems, Inc.	ARMY-SPACE & MISSILE DEFENSE COMMAND, HUNTSVILLE
492	W9113M-07-D-0006	95	CENTCOM -PAKISTAN, MULTI-AGENCY EQUIPMENT PURCHASE	HYBRID	Strategic Review	Open	09/30/2015	09/28/2016	Lockheed Martin Integrated Systems, Inc.	ARMY-SPACE & MISSILE DEFENSE COMMAND, HUNTSVILLE
493	W9113M-15-C-0003		MENTOR-PROTEGE PROGRAM (MPP) BTWN LM AND TIME SYS.	FFP	Strategic Review	Open	09/11/2015	09/10/2016	Lockheed Martin Corporation	ARMY-SPACE & MISSILE DEFENSE COMMAND, HUNTSVILLE
494	W911SE-07-D-0039	BR01	BAMA (BLUEGRASS ARMY MAINTENANCE ACTIVITY)	HYBRID	Strategic Review	Open	10/01/2012	09/28/2016	Lockheed Martin Integrated Systems, Inc.	U.S. ARMY CONTRACTING COMMAND, WARREN, MI

	Contract Number	DO	Contract Title	Contract / IWTA Contract Type	Contracts Migration Realignment Mapping (Prime Contractor of Contract and Task Orders)	Status	Contract Period of Performance Start	Contract Period of Performance End	Legal Entity per Cage Code (Performing Company)	Customer
495	W911W4-16-C-0002		ITRSS BRIDGE	HYBRID	Strategic Review	Open	01/01/2016	09/28/2016	Lockheed Martin Services, Inc.	ARMY-FT BELVOIR, VA
496	W91QUZ-06-D-0017		ARMY ITES FUNCTIONAL AREA 2S	IDIQ	Strategic Review	Open	12/20/2006	04/13/2018	Lockheed Martin Integrated Systems, Inc.	ARMY CONTRACTING AGENCY ITEC
497	W91QUZ-06-D-0017	10	RADIO FREQUENCY IN-TRANS VISIBILITY II	HYBRID	Strategic Review	Open	08/11/2011	11/10/2016	Lockheed Martin Integrated Systems, Inc.	ARMY-US ARMY CECOM ACQ CTR ALEXANDRIA VA
498	W91QUZ-06-D-0017	2A11	DEPLOYED DIGITAL TRAINING CAMPUS (DDTC)	HYBRID	Strategic Review	Open	02/01/2012	01/31/2017	Lockheed Martin Integrated Systems, Inc.	MICC CENTER FORT EUSTIS, FORT EUSTIS, VA
499	W91QUZ-06-D-0017	2A12	DEPLOYED DIGITAL TRAINING CAMPUS (DDTC)	HYBRID	Strategic Review	Open	03/16/2016	04/15/2020	Lockheed Martin Integrated Systems, Inc.	MICC CENTER FORT EUSTIS, FORT EUSTIS, VA
500	W91QUZ-06-D-0017	DC01	USACE DETROIT DIST -LEASED MULTI-FUNCTION DEVICES	FFP	Strategic Review	Open	07/01/2013	06/30/2018	Lockheed Martin Integrated Systems, Inc.	ARMY-US ARMY CORPS OF ENG, MILLINGTON TN
501	W91QUZ-12-D-0001		ARMY PRIVATE CLOUD 2 (APC2)	IDIQ	Strategic Review	Open	04/02/2012	12/29/2016	Lockheed Martin Corporation	ARMY CONTRACTING COMMAND NCR, ALEXANDRIA, VA

EXHIBIT B

GOVERNMENT BIDS2

[SEE ATTACHED]

2 To the extent that any Bid identified in the following list is owned by a Spinco Subsidiary as of the date of this Agreement, such Bid shall be deemed excluded from this Exhibit B without need for formal amendment to this Agreement (it being understood that any such excluded Bids shall remain owned by the applicable Spinco Subsidiary and shall not be subject to the terms and conditions of this Agreement).

Opportunity Name	LOB/Pgm Area	IS&GS Value ($M)	Award*	Final RFP	Opp Type	Bid Role	Re-Compete	Status	Prop Delivery (Actual)	Customer	Parent IDIQ Vehicle
(QTC) VBA Medical Disability Examinations - East, Central and National	Civil - Health and Life Sciences Solutions	963.00	3/25/2016	9/25/2015	Reg	Prime		Protest	11/4/2015	US Department of Veterans Affairs (DoVA)
DHS USCIS SPEDI	Civil - IT & Security Solutions	300.00	7/29/2016	4/30/2015	Reg	Prime		Protest	6/22/2015	DHS US Citizenship and Immigration Services (USCIS)
DCIS S1P2 Engineering Support	Civil - Transportation & Financial Solutions	1.00	7/30/2016	1/27/2016	IDIQ	Prime		Post Proposal	2/10/2016	Harris Information Technology (IT) Services
Nat'l Energy & Tech. Lab (NETL) Research & Eng. Svcs.	Civil - Energy Solutions	500.00	8/10/2016	8/12/2015	Reg	Prime		Post Proposal	9/30/2015	US Department of Energy (DOE)
Multi-Intelligence Analytical and Collection Support Services	D&IS - Analysis & Mission Solutions	91.00	8/12/2016	10/1/2015	IDIQ	Prime		Post Proposal	12/22/2015	National Geospatial-Intelligence Agency (NGA)
IRS Modernized e-File O&M	Civil - Transportation & Financial Solutions	50.00	8/12/2016	6/8/2016	TO	Prime		Post Proposal	7/7/2016	Treasury Internal Revenue Service (IRS)	IRS TIPSS-4 Total Info Processing Support Services IDIQ
TIPSS 4 IRS Accounts Management Services (AMS)	Civil - Transportation & Financial Solutions	20.00	8/12/2016	6/14/2016	TO	Prime		Post Proposal	7/7/2016	Treasury Internal Revenue Service (IRS)	IRS TIPSS-4 Total Info Processing Support Services IDIQ
Fort Hood (D) Fielding & Training	Tech Services - C5I	50.00	8/15/2016	12/16/2015	TO	Prime		Post Proposal	1/19/2016	US Department of the Army (USA)	CECOM Rapid Response 3rd Generation Vehicle
DIA E-SITE - Enterprise Infrastructure Engineering and Operations Services	D&IS - Analysis & Mission Solutions	372.00	8/15/2016	3/29/2016	TO	Prime	R	Post Proposal	4/26/2016	DoD OSD Defense Intelligence Agency (DIA)	DIA E-SITE, Enhanced Solutions for the IT Enterprise
(LM) (CIMS) Application Hosting for ITSO	Civil - Health and Life Sciences Solutions	83.41	8/15/2016	5/10/2016	TO	Prime		Post Proposal	6/3/2016	HHS CDC OCOO OCIO Information Technology Services Office (ITSO)	CDC CIMS - IT Infrastructure Domain
(LM) DHA Aurora Shared Support Services Recompete	Civil - Health and Life Sciences Solutions	10.00	8/15/2016	5/6/2016	Reg	Prime	R	Post Proposal	6/3/2016	DoD OSD USD P&R AS HA TMA Acquisition Management and Support (A&MS) Directorate
(LM) FDA Regulatory Business Information Services	Civil - Health and Life Sciences Solutions	0.00	8/15/2016	5/31/2016	IDIQ	Prime		Post Proposal	6/29/2016	HHS Food & Drug Administration (FDA)
(LM) FDA Scientific Computing Support	Civil - Health and Life Sciences Solutions	50.00	8/15/2016	5/31/2016		Prime		Post Proposal		FDA
(LM) SSA Anti-Fraud Enterprise Solution	Civil - Health and Life Sciences Solutions	22.00	8/15/2016	4/6/2016	Reg	Prime		Post Proposal	5/19/2016	US Social Security Administration (SSA)
(SMS) (T4) ICMHS Full Service Shipping - Additional Sites	Civil - Health and Life Sciences Solutions	8.00	8/15/2016	6/8/2016		Prime		Post Proposal	7/21/2016	DoVA Veterans Benefits Administration

Opportunity Name	LOB/Pgm Area	IS&GS Value ($M)	Award*	Final RFP	Opp Type	Bid Role	Re-Compete	Status	Prop Delivery (Actual)	Customer	Parent IDIQ Vehicle
CFTC E-Law Investigative and Litigation Services Support	Civil - IT & Security Solutions	20.00	8/15/2016	2/3/2015	IDIQ	Prime	R	Post Proposal	3/9/2015	Commodity Futures Trading Commission (CFTC)
DIA SITE Mentor Protege Program	D&IS - Analysis & Mission Solutions	1.00	8/15/2016	8/7/2015	Reg	Prime		Post Proposal	8/28/2015	DoD OSD Defense Intelligence Agency (DIA)
NNSA Nevada National Security Site Management & Operations	Civil - Energy Solutions	4800.00	8/15/2016	11/5/2015	Reg	Prime		Post Proposal	12/21/2015	DOE National Nuclear Security Administration (NNSA)
DOJ FBI Triple S STOR 133 FBI IDAM	Civil - IT & Security Solutions	6.50	8/19/2016	6/20/2016	TO	Prime		Post Proposal	7/18/2016	DoJ FBI Chief Information Office	DOJ FBI Information Technology Supplies and Support Services (Triple S)
HQ AMC A4 (LogNet) Re-Compete	D&IS - Enterprise IT Solutions	40.00	8/21/2016	1/21/2016	Reg	Prime	R	Post Proposal	2/22/2016	US Department of the Air Force (USAF)
UAS Airport Notification	Civil - Transportation & Financial Solutions	2.30	8/26/2016		Reg	Prime		Post Proposal	3/30/2016	DOT FAA Air Traffic Organization (ATO)
DHS Next Generation (NextGen) SOC	Civil - IT & Security Solutions	350.00	8/26/2016	4/1/2016	Reg	Prime		Post Proposal	5/17/2016	DHS Directorate for Management
DOT FAA Security Operations Center	Civil - IT & Security Solutions	57.00	8/26/2016	4/8/2016	Reg	Prime		Post Proposal	5/20/2016	DOT FAA OFM CIO IT Shared Services Organization
HUD Enterprise Architecture & Transformation - HEAT (HITS Re-compete)	Civil - IT & Security Solutions	310.00	8/26/2016	2/12/2016	Reg	Prime	R	Post Proposal	3/3/2016	US Department of Housing and Urban Development (HUD)
SOCAF - OY2 Re-propose	D&IS - Enterprise IT Solutions	2.70	8/31/2016	6/7/2016	Reg	Prime		Proposal		DoD OSD US Special Operations Command (USSOCOM)
USTRANSCOM Information Technology Service Management (ITSM)	D&IS - Enterprise IT Solutions	100.00	8/31/2016	3/11/2016	Reg	Prime		Post Proposal	4/20/2016	DoD OSD US Transportation Command (USTRANSCOM)
(SMS) (T4) Sustainment of the Benefits Delivery Network (BDN) Chapter 35 Benefits Application Recompete 2016	Civil - Health and Life Sciences Solutions	1.50	8/31/2016	7/11/2016		Prime		Post Proposal	7/19/2016	Veterans Affairs Office of Product Development
Engr & Project/Program Mgmt Supt for Joint Staff J6 C4/Cyber	Tech Services - NR&I	25.00	8/31/2016	11/18/2015	IDIQ	Prime	R	Post Proposal	12/16/2015	DoD OSD JCS Command, Control, Communications & Computer Sys Directorate (J6)
SOCOM Tactical Airborne Multi-Sensor Platforms (STAMP)	Tech Services - AS&O	250.00	8/31/2016	2/4/2016	Reg	Prime		Post Proposal	3/11/2016	DoD OSD US Special Operations Command (USSOCOM)
INSCOM GI - G3 Training Task Order (ITRSS)	D&IS - Analysis & Mission Solutions	87.60	9/1/2016	12/9/2015	TO	Prime	R	Post Proposal	1/21/2016	USA Intelligence and Security Command (INSCOM)	INSCOM Global Intelligence IDIQ
DOJ JMD Tech Refresh	Civil - IT & Security Solutions	16.00	9/1/2016	11/13/2015	IDIQ	Prime		Post Proposal	1/8/2016	DoJ Justice Management Division (JMD)
EPA NSCEP	Civil - Energy Solutions	6.53	9/1/2016	7/1/2016		Prime	2/15/2016	Post Proposal		EPA

Opportunity Name	LOB/Pgm Area	IS&GS Value ($M)	Award*	Final RFP	Opp Type	Bid Role	Re-Compete	Status	Prop Delivery (Actual)	Customer	Parent IDIQ Vehicle
Navy Financial Improvement and Audit Readiness (FIAR)	Tech Services - NR&I	10.00	9/1/2016	7/30/2015	IDIQ	Prime		Post Proposal		US Department of the Navy (USN)
Personnel Futures: Recruitment & Hiring (R&H)	Civil - Exploration & Mission Support	260.00	9/12/2016	3/9/2016	Reg	Prime		Post Proposal	4/17/2016	DHS TSA Office of Security Capabilities (OSC)
(LM) (OPHPR) CDC Emergency Operations Logistics Support	Civil - Health and Life Sciences Solutions	0.96	9/14/2016	7/18/2016	TO	Prime		Proposal	8/10/2016	HHS CDC OPHPR Emergency Operations Division (EOD)	CDC OPHPR BPA Technical Support Services - Recompete
DLA JETS	D&IS - Enterprise IT Solutions	250.00	9/15/2016	7/10/2015	IDIQ	Prime		Post Proposal	9/8/2015	DoD OSD ATL L&MR DLA Information Operations (J6)
DIA E-SITE - Enterprise Cyber Network Defense	D&IS - Analysis & Mission Solutions	154.90	9/15/2016	6/15/2016	TO	Prime		Post Proposal	7/12/2016	DoD OSD Defense Intelligence Agency (DIA)	DIA E-SITE, Enhanced Solutions for the IT Enterprise
NGTS HPCMP Recompete (HITS)	D&IS - Enterprise IT Solutions	548.00	9/15/2016	12/5/2013	Reg	Prime	R	Post Proposal	1/27/2014	DoD OSD ATL ASRE RD TO High-Performance Computing Modernization Program Office (HPCMPO)
Bettis & KAPL Labs	Tech Services - NR&I	5.00	9/15/2016	7/8/2016	Reg	Prime		Proposal	8/2/2016	Commercial - Domestic
(LM) Public Health Semantic Tracker (PHST) Integration	Civil - Health and Life Sciences Solutions	0.11	9/29/2016	7/7/2016		Prime		Post Proposal		CDC
(LM) CDC OPHPR Shared Services Portal	Civil - Health and Life Sciences Solutions	0.71	9/29/2016	8/3/2016	TO	Prime		Proposal	8/15/2016
(SMS) (CIO-SP3) Enterprise Cloud Services for IT Infrastructure Modernization	Civil - Health and Life Sciences Solutions	85.00	9/30/2016	7/11/2016		Prime		Post Proposal	7/29/2016	DoVA Veterans Benefits Administration	Chief Information Officer - Solutions & Partners 3 (CIO-SP3)
MOCKINGJAY (Sunset II)	Tech Services - NR&I	1.60	9/30/2016	3/29/2016	Reg	Prime	R	Post Proposal	5/6/2016	Classified
Radio Frequency - In Transit Visibility III	D&IS - Enterprise IT Solutions	45.00	9/30/2016	5/10/2016	TO	Prime	R	Post Proposal	6/8/2016	US Department of the Army (USA)	Information Technology Enterprise Solutions 2 - Services
DHS TSA SST 3.0 RFP#7-TWE023	Civil - Exploration & Mission Support	4.50	9/30/2016	7/18/2016	TO	Prime		Proposal	8/16/2016	DHS Transportation Security Administration (TSA)	DHS TSA SST 3.0 Recompete (was SST 900)
DoD Program and Systems Support (PASS) IDIQ	Tech Services - NR&I	120.00	10/1/2016	9/22/2014	IDIQ	Prime	R	Post Proposal	11/21/2014	USN Naval Air Systems Command (NAVAIR)
DOL IT Engineering Services	Civil - Energy Solutions	50	10/1/2016	1/17/2016		Prime	2/15/2016	Post Proposal	2/15/2016	DOL
NCR GLINDA	Civil - Energy Solutions	120	10/1/2016	4/7/2016		Prime	5/30/2016	Post Proposal	5/30/2016	NRC

Opportunity Name	LOB/Pgm Area	IS&GS Value ($M)	Award*	Final RFP	Opp Type	Bid Role	Re-Compete	Status	Prop Delivery (Actual)	Customer	Parent IDIQ Vehicle
ENCORE III	D&IS - Enterprise IT Solutions	200.00	10/14/2016	3/2/2016	IDIQ	Prime	R	Post Proposal	4/22/2016	DoD OSD CIO DISA PLD Defense Information Technology Contracting Organization (DITCO)
World Wide Systems Field Software Support	Tech Services - C5I	168.00	10/16/2016	2/24/2016	TO	Prime		Post Proposal	3/23/2016	US Department of the Army (USA)	Software and System Engineering Next Generation IDIQ (Army)
ISSC II Recompete	Tech Services - NR&I	171.00	10/19/2016	6/13/2016	Reg	Prime	R	Proposal	7/28/2016	Classified
GSA Schedule 36 Update Pricing	Civil - IT & Security Solutions	6.50	10/22/2016	9/1/2015	Reg	Prime		Proposal		US General Services Administration (GSA)
Personnel Futures: Personnel Payroll and Benefits (PP&B)	Civil - Exploration & Mission Support	160.00	10/28/2016	3/4/2016	Reg	Prime		Post Proposal	4/12/2016	DHS Transportation Security Administration (TSA)
RS3 Responsive Strategic Sourcing for Services	Tech Services - C5I	500.00	10/28/2016	3/25/2015	IDIQ	Prime	R	Post Proposal		US Department of the Army (USA)
CFPB Consumer Response Contact Center Support Services	Civil - IT & Security Solutions	60.00	10/28/2016	7/15/2016	Reg	Prime		Proposal	8/19/2016	Consumer Financial Protection Bureau (CFPB)
JSP Defensive Cyber Operations Internal Defense Measures	D&IS - Enterprise IT Solutions	110.00	11/1/2016	5/19/2016	TO	Prime		Post Proposal	7/6/2016	DoD OSD CIO DISA Joint Service Provider (JSP)	Chief Information Officer - Solutions & Partners 3 (CIO-SP3)
ERAM S1P2 Full Service	Civil - Transportation & Financial Solutions	215.20	11/1/2016	6/30/2016	Reg	Prime		Post Proposal		DOT FAA Air Traffic Organization (ATO)
DOL OCIO Integration Engineering Support	Civil - Energy Solutions	130.00	11/28/2016	1/7/2016	IDIQ	Prime		Post Proposal	2/11/2016	US Department of Labor (DoL)
DISA GSM-O TO33 Maintenance Year 5 - 2017	D&IS - Enterprise IT Solutions	99.00	11/30/2016	6/24/2016	TO	Prime		Post-Proposal	7/15/2016	DoD OSD CIO DISA PLD DITCO-Scott (PL8)	DISA GSM-O IDIQ Vehicle
OPMAS-E	Tech Services - C5I	101.00	12/1/2016	6/24/2016	Reg	Prime		Proposal	7/29/2016	US Department of the Army (USA)
DOL Operations & Maintenance Support Services	Civil - Energy Solutions	30.00	12/8/2016	7/25/2016	Reg	Prime	R	Proposal	8/9/2016	Department of Labor (DOL) Office of the Assistant Secretary and Administration (OASAM) Office of the Chief Information Officer (OCIO)
AllSpark (Transformers)	D&IS - Analysis & Mission Solutions	450.00	12/15/2016	10/20/2015	Reg	Prime		Post Proposal	12/17/2015	Classified
NOAA AWIPS II	Civil - Exploration & Mission Support	200.00	12/30/2016	8/17/2015	Reg	Prime		Post Proposal	10/5/2015	DoC National Oceanic and Atmospheric Administration (NOAA)
USSOCOM SITEC II	D&IS - Enterprise IT Solutions	600.00	1/2/2017	6/30/2016	TO	Prime		Proposal	8/22/2016	DoD OSD US Special Operations Command (USSOCOM)	GSA Alliant
NASA GSFC Ground Systems Mission Operations	Civil - Exploration & Mission Support	37.50	1/6/2017	3/11/2016	Reg	Prime		Post Proposal	4/25/2016	NASA Goddard Space Flight Center

Opportunity Name	LOB/Pgm Area	IS&GS Value ($M)	Award*	Final RFP	Opp Type	Bid Role	Re-Compete	Status	Prop Delivery (Actual)	Customer	Parent IDIQ Vehicle
(LM) SSA Information Technology Support Services Contract 2016	Civil - Health and Life Sciences Solutions	1400.00	1/27/2017	3/31/2016	IDIQ	Prime	R	Post Proposal	5/10/2016	US Social Security Administration (SSA)
Guardian Eagle - D'Arcinoff Group	Civil - IT & Security Solutions	112.90	3/31/2017	5/20/2013	Reg	Prime		Post Proposal	7/18/2013	Commercial - Domestic
AFSS Extension (12-Month)	Civil - Transportation & Financial Solutions	120.00	9/1/2017	10/9/2015	Reg	Prime		Post Proposal	11/6/2015	DOT FAA Air Traffic Organization (ATO)
INFORMATION TECHNOLOGY ENTERPRISE SOLUTIONS 3-SERVICES (ITES-3S)	D&IS - Enterprise IT Solutions	500.00	12/22/2017	2/12/2016	IDIQ	Prime	R	Post Proposal	3/28/2016	US Department of the Army (USA)
AFSS Extension (FY19 6-Month)	Civil - Transportation & Financial Solutions	60.00	9/3/2018	10/9/2015	Reg	Prime		Post Proposal	11/6/2015	DOT FAA Air Traffic Organization (ATO)
DTRA Alternate Joint Ops Ctr (AJOC)	D&IS - Enterprise IT Solutions	4.00	8/26/2016	5/24/2016	IDIQ	Prime		Post Proposal	6/6/2016	Defense Threat Reduction Agency
FAA eFAST I&O Task Order	Civil - Exploration & Mission Support	4.50	8/26/2016	6/24/2016	Reg			Post-Proposal	7/21/2016	DOT Federal Aviation Administration (FAA)